ETFMG Prime Mobile Payments ETF (IPAY)
ETFMG Prime Cyber Security ETF (HACK)
ETFMG Prime Junior Silver ETF (SILJ)
ETFMG Drone Economy Strategy ETF (IFLY)
ETFMG Video Game Tech ETF (GAMR)
each listed on NYSE Arca, Inc.

Each Fund is a series of ETF Managers Trust

PROSPECTUS
January 31, 2017
as supplemented September 8, 2017

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ACCURACY OR  ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

About This Prospectus

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Funds, please see:

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ETFMG PRIME MOBILE PAYMENTS ETF— FUND SUMMARY

Investment Objective

The ETFMG Prime Mobile Payments ETF (the “Fund” or the “Mobile Payments ETF”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Mobile Payments Index (the “Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average daily net assets. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not include the brokerage commissions that investors may pay on their purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended September 30, 2016, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

Principal Investment Strategies

The Fund uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund uses a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Index in approximately the same proportions as in the Index. However, the Fund may utilize a representative sampling strategy with respect to the Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Index, in instances in which a security in the Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Index.

The Index tracks the performance of the equity securities (or corresponding American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”)) of companies across the globe that (i) engage in providing payment processing services or applications, (ii) provide payment solutions, (iii) build or provide payment industry architecture, infrastructure or software, or (iv) provide services as a credit card network (collectively, “Mobile Payment Companies”). The securities of each company in the Index must also be listed on a securities exchange.

The initial universe of Mobile Payment Companies is determined based on proprietary research and analysis conducted by Prime Indexes (the “Index Provider”). The Index Provider uses a variety of publicly available resources for such analysis, including financial statements and other reports published by issuers to determine whether a company is actively engaged as a Mobile Payment Company.

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Mobile Payment Companies are then screened for investibility (e.g., must not be listed on an exchange in a country which employs certain restrictions on foreign capital investment), a minimum market capitalization of $100 million, and an operating company structure (as opposed to a pass-through security). When deemed appropriate by the Index Provider in its sole discretion, the Index Provider may also determine that certain components that would otherwise satisfy eligibility requirements be excluded from the Index or certain components that do not satisfy eligibility requirements be included in the Index.

The Index has a quarterly review in March, June, September, and December of each year at which times the Index is reconstituted and rebalanced by the Index Provider. The composition of the Index and the constituent weights are determined on the second Friday of each March, June, September, and December (or the next business day if the second Friday is not a business day) (the “Selection Day”). Component changes are made after the market close on the third Friday of March, June, September, and December (or the next business day if the second Friday is not a business day) and become effective at the market opening on the next trading day. Changes are announced on the Index Provider’s publicly available website or the website of Solactive AG.

The Index constituents are weighted according to a modified market capitalization weighting methodology. Constituent weightings are “modified” in that each constituent weighting is capped at 6% of the Index and the cumulative weight of all constituents with an individual weight of 5% or greater may not in the aggregate account for more than 50% of the weight of the Index as of the Selection Day. In addition, constituents with a market capitalization of less than US$1 billion as of the Selection Day will have their weight reduced by 55–85% depending on their specific market capitalization. The weight of any individual Index constituent whose weight is reduced due to the above-described limits will be redistributed equally among all other Index constituents whose weights are not in excess of such limits.

The Index is developed and owned by the Index Provider, and the Index is calculated and maintained by Solactive AG. The Index Provider is independent of Solactive AG, the Fund, and the Fund’s investment adviser.

As of September 7, 2017, the Index had 31 constituents, 7 of which were foreign companies, and the three largest stocks and their weightings in the Index were PayPal Holdings Inc. (6.63%), MasterCard Incorporated (6.31%), and Visa Inc. (6.24%).

The Fund invests at least 80% of its total assets, exclusive of collateral held from securities lending, in the component securities of the Index and in ADRs and GDRs based on the component securities in the Index. The Fund may invest up to 20% of its total assets in securities that are not in the Fund’s Index to the extent that the Fund’s adviser believes such investments should help the Fund’s overall portfolio track the Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Fund’s investment adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Index than if it uses a representative sampling strategy.

Industry Concentration Policy: The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of related industries to approximately the same extent that the Index is concentrated. As of July 27, 2017, the Index was concentrated in companies in the information technology services industry.

Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency.

Foreign Investment Risk: Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks.

Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

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Depositary Receipts Risk. The Fund may invest in depositary receipts. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers.

Political and Economic Risk. The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

Market Risk: The values of equity securities in the Index could decline generally or could underperform other investments.

Market Trading Risk: An investment in the Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.

Trading Issues. Although Fund shares are listed for trading on the NYSE Arca (the “Exchange”), there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of any Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all.

Fluctuation of NAV. The NAV of Fund shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the Exchange. It cannot be predicted whether Fund shares will trade below, at or above their NAV. During periods of unusual volatility or market disruptions, market prices of Fund shares may deviate significantly from the market value of the Fund’s securities holdings or the NAV of Fund shares.

Costs of Buying or Selling Shares. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by the applicable broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Limited Operating History Risk. The Fund is a recently organized, non-diversified management investment company with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.

Mobile Payment Companies Risk: Mobile Payment Companies face intense competition, both domestically and internationally, and are subject to increasing regulatory constraints, particularly with respect to fees, competition and anti-trust matters, cybersecurity and privacy. Mobile Payment Companies may be highly dependent on their ability to enter into agreements with merchants and other third parties to utilize a particular payment method, system, software or service, and such agreements may be subject to increased regulatory scrutiny. Additionally, certain Mobile Payment Companies have recently faced increased costs related to class-action litigation challenging such agreements. Such factors may adversely affect the profitability and value of such companies.

Non-Diversification Risk: The Fund is non-diversified, meaning that, as compared to a diversified fund, it can invest a greater percentage of its assets in securities issued by or representing a single or a small number of issuers. As a result, the performance of these issuers can have a substantial impact on the Fund’s performance.

Passive Investment Risk: The Fund is not actively managed and therefore would not sell an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index.

Smaller Companies Risk: Smaller companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. The securities of smaller companies also tend to be bought and sold less frequently and at significantly lower trading volumes than the securities of larger companies. As a result, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or the Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error.

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Tax Risk: To qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification requirements under the Internal Revenue Code of 1986, as amended (the “Code”). In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. When the Index is concentrated in a relatively small number of securities, it may not be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to replicate the Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Tracking Error Risk: The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index.

Valuation Risk: The sales price that the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Performance Information

The following information provides some indication of the risks of investing in the Fund. The bar chart shows the annual return for the Fund. The table shows how the Fund’s average annual returns for one year and since inception compare with those of the Index and a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.etfmgfunds.com or by calling 1-844-383-6477.

Calendar Year Total Return as of December 31

During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 7.92% (quarter ended September 30, 2016) and the Fund’s lowest return for a calendar quarter was -2.67% (quarter ended June 30, 2016).

Average Annual Total Returns (for periods ended December 31, 2016)	1 Year	Since Inception 7/15/15
ETFMG Prime Mobile Payments ETF
Return Before Taxes	4.12%	1.53%
Return After Taxes on Distributions	4.00%	1.45%
Return After Taxes on Distributions and Sale of Fund Shares	2.43%	1.16%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	6.53%
ISE Mobile PaymentsTM Index[1] (reflects no deduction for fees, expenses or taxes)	4.52%	2.09%
1 During the period of time shown in the table above, the Fund’s investment objective was to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the ISE Mobile Payments™ Index.
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After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Investment Adviser

ETF Managers Group LLC (the “Adviser”) serves as the investment adviser to the Fund.

Portfolio Manager

Timothy J. Collins and Travis E. Trampe, each a Portfolio Manager of the Adviser, have been the Fund’s portfolio managers since January 2017.

For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Summary Information about Purchases, Sales, Taxes, and Financial Intermediary Compensation” on page 28 of the Prospectus.

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ETFMG PRIME CYBER SECURITY ETF— FUND SUMMARY

Investment Objective

The ETFMG Prime Cyber Security ETF (the “Fund” or the “Cyber Security ETF”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Cyber Defense Index (the “Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average daily net assets. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.60%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.60%
1 Restated to reflect the Fund’s current contractual management fee effective May 1, 2017.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not include the brokerage commissions that investors may pay on their purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$61	$192	$335	$750

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended September 30, 2016, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies

The Fund uses a “passive” or indexing approach to try to achieve its investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund uses a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Index in approximately the same proportions as in the Index. However, the Fund may utilize a representative sampling strategy with respect to the Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Index, in instances in which a security in the Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Index.

The Index tracks the performance of the equity securities (or corresponding American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”)) of companies across the globe that (i) engage in providing cybersecurity applications or services as a vital component of its overall business (“CyberSecurity Architecture Providers”) or (ii) provide hardware or software for cybersecurity activities as a vital component of its overall business (“CyberSecurity Application Providers”). Cybersecurity refers to products (hardware/software) and services designed to protect computer hardware, software, networks and data from unauthorized access, vulnerabilities, attacks and other security breaches. The securities of each company in the Index must also be listed on a securities exchange. The categories of CyberSecurity Architecture Providers and CyberSecurity Application Providers are referred to herein as “sectors”.

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The universe of companies in the CyberSecurity Architecture Providers or CyberSecurity Application Providers sectors is determined based on proprietary research and analysis conducted by Prime Indexes, the “Index Provider”. The Index Provider uses a variety of publicly available resources for such analysis, including financial statements and other reports published by issuers to determine whether a company is actively engaged in the CyberSecurity Architecture Providers or CyberSecurity Application Providers sector. When deemed appropriate by the Index Provider in its sole discretion, the Index Provider may also determine that certain components that would otherwise satisfy eligibility requirements be excluded from the Index or certain components that do not satisfy eligibility requirements be included in the Index.

The Index has a quarterly review in March, June, September, and December of each year at which times the Index is reconstituted and rebalanced by the Index Provider. The composition of the Index and the constituent weights are determined on the second Friday of each March, June, September, and December (or the next business day if the second Friday is not a business day) (the “Selection Day”). Component changes are made after the market close on the third Friday of March, June, September, and December (or the next business day if the third Friday is not a business day) and become effective at the market opening on the next trading day. Changes are announced on the Index Provider’s publicly available website or the website of Solactive AG.

Companies meeting the sector criteria are screened as of the Selection Day for investibility (e.g., must not be listed on an exchange in a country which employs certain restrictions on foreign capital investment), a minimum market capitalization of $100 million at the time of selection, and an operating company structure (as opposed to a pass-through security). The Index Provide may include companies in the Index with a market capitalization within 5% of the above threshold as of the Selection Date to account for short term fluctuations in market capitalization resulting from changes in a security’s price.

The Index’s exposure to each sector is based on the cumulative market capitalization of index components within the sector relative to the combined market capitalization of both sectors. Each company within a sector is equally weighted at the time of each rebalance of the Index, subject to the adjustments described below.

The cumulative weight of all constituents with an individual weight of 5% or greater may not in the aggregate account for more than 50% of the weight of the Index as of the Selection Day. Additionally, Index constituents with a market capitalization of less than US$600 million as of the Selection Day will have their weight reduced by 30–35% depending on their specific market capitalization, and constituents with a three-month average daily value traded (“ADTV”) of less than US$2.5 million as of the Selection Day will have their weight reduced by 15–55% depending on their specific ADTV (collectively, the “Liquidity Requirements”). The weight of any individual Index constituent whose weight is reduced due to the Liquidity Requirements will be redistributed pro rata among all other Index constituents whose weights have not been reduced due to the Liquidity Requirements based on the ADTV of such constituents. Additionally, each Index constituent whose weight is reduced due to the Liquidity Requirements will have a maximum weight of 4.5%, and any excess weight above 4.5% will be redistributed pro rata among all other Index constituents based on their weight (after any reductions due to the Liquidity Requirements).

The Index is developed and owned by the Index Provider, and the Index is calculated and maintained by Solactive AG. The Index Provider is independent of Solactive AG, the Fund, and the Fund’s investment adviser.

As of September 7, 2017, the Index had 39 constituents, 12 of which were foreign companies, and the three largest stocks and their weightings in the Index were Palo Alto Networks Inc. (4.82%), Cisco Systems Inc. (4.61%), and Symantec Corp (4.29%).

The Fund invests at least 80% of its total assets, exclusive of collateral held from securities lending, in the component securities of the Index and in ADRs and GDRs based on the component securities in the Index. The Fund may invest up to 20% of its total assets in securities that are not in the Fund’s Index to the extent that the Fund’s Adviser believes such investments should help the Fund’s overall portfolio track the Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Fund’s investment adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Index than if it uses a representative sampling strategy.

Industry Concentration Policy: The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of related industries to approximately the same extent that the Index is concentrated. As of July 27, 2017, the Index was concentrated in companies in the software and services industries group.

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Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency.

Cyber Security Companies Risk. Companies in the cyber security field, including companies in the CyberSecurity Architecture Providers and CyberSecurity Application Providers sectors, face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Cyber security companies may have limited product lines, markets, financial resources or personnel. The products of cyber security companies may face obsolescence due to rapid technological developments and frequent new product introduction, and such companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs. Companies in the cyber security field are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Foreign Investment Risk: Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks.

Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk. The Fund may invest in depositary receipts. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Emerging Markets Securities Risk: The Fund’s investments may expose the Fund’s portfolio to the risks of investing in emerging markets. Investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shutdown and more governmental limitations on foreign investments than typically found in developed markets.

Foreign Market and Trading Risk. The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers.

Political and Economic Risk. The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

Privatization Risk: Several foreign countries in which the Fund invests have begun a process of privatizing certain entities and industries. Privatized entities may lose money or be re-nationalized.

Market Risk: The values of equity securities in the Index could decline generally or could underperform other investments.

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Market Trading Risk: An investment in the Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.

Trading Issues. Although Fund shares are listed for trading on the NYSE Arca (the “Exchange”), there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of any Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all.

Fluctuation of NAV. The NAV of Fund shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the Exchange. It cannot be predicted whether Fund shares will trade below, at or above their NAV. During periods of unusual volatility or market disruptions, market prices of Fund shares may deviate significantly from the market value of the Fund’s securities holdings or the NAV of Fund shares.

Costs of Buying or Selling Shares. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by the applicable broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Non-Diversification Risk: The Fund is non-diversified, meaning that, as compared to a diversified fund, it can invest a greater percentage of its assets in securities issued by or representing a single or a small number of issuers. As a result, the performance of these issuers can have a substantial impact on the Fund’s performance.

Passive Investment Risk: The Fund is not actively managed and therefore would not sell an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index.

Reliance on Trading Partners Risk: The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.

Smaller Companies Risk: The Fund’s Index may be composed primarily of, or have significant exposure to, securities of smaller companies. Smaller companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. The securities of smaller companies also tend to be bought and sold less frequently and at significantly lower trading volumes than the securities of larger companies. As a result, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or the Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error.

Tax Risk: To qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification requirements under the Internal Revenue Code of 1986, as amended (the “Code”). In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. When the Index is concentrated in a relatively small number of securities, it may not be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to replicate the Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Tracking Error Risk: The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index.

Valuation Risk: The sales price that the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

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Performance Information

The following information provides some indication of the risks of investing in the Fund. The bar chart shows the annual return for the Fund. The table shows how the Fund’s average annual returns for one year and since inception compare with those of the Index and a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.etfmgfunds.com or by calling 1‑844‑383‑6477.

Calendar Year Total Return as of December 31

During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 17.31% (quarter ended September 30, 2016) and the Fund’s lowest return for a calendar quarter was -19.81% (quarter ended September 30, 2015).

Average Annual Total Returns (for the periods ended December 31, 2016)	1 Year	Since Inception 11/11/14
ETFMG Prime Cyber Security ETF
Return Before Taxes	3.25%	3.35%
Return After Taxes on Distributions	2.95%	3.20%
Return After Taxes on Distributions and Sale of Fund Shares	2.08%	2.56%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	6.73%
ISE Cyber Security™ Index (reflects no deduction for fees, expenses or taxes)[1]	3.63%	4.38%
1 During the period of time shown in the table above, the Fund’s investment objective was to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the ISE Cyber Security™ Index.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Investment Adviser

ETF Managers Group LLC (the “Adviser”) serves as the investment adviser to the Fund.

Portfolio Managers

Timothy J. Collins and Travis E. Trampe, each a Portfolio Manager of the Adviser, have been the Fund’s portfolio managers since March 2017.

For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Summary Information about Purchases, Sales, Taxes, and Financial Intermediary Compensation” on page 28 of the Prospectus.

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ETFMG PRIME JUNIOR SILVER ETF—FUND SUMMARY

Investment Objective

The ETFMG Prime Junior Silver ETF (the “Fund” or the “Junior Silver ETF”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Prime Junior Silver Miners & Explorers Index (the “Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average daily net assets. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.69%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.69%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not include the brokerage commissions that investors may pay on their purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$70	$221	$384	$859

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended September 30, 2016, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies

The Fund uses a “passive” or indexing approach to try to achieve its investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund uses a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Index in approximately the same proportions as in the Index. However, the Fund may utilize a representative sampling strategy with respect to the Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Index, in instances in which a security in the Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Index.

The Index tracks the performance of the equity securities (or corresponding American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”)) of small-capitalization companies actively engaged in silver refining, mining, or exploration (“Junior Silver Companies”). “Junior” is a common term used in Canada in reference to small capitalization exploration companies that generally have no mining operations. Junior Silver Companies include pure play companies that generate more than 50% of their revenue from silver mining activities and non-pure play companies that generate 50% or less of their revenue from silver mining activities. The stocks are weighted according to a modified market capitalization that is based upon the percentage of company revenues generated from silver mining activities such that, when weighting Junior Silver Companies, the market cap of a pure play company is multiplied by a factor of three and the market cap of a non-pure play company is multiplied by a factor of one. The securities of each company in the Index must also be listed on a securities exchange.

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The initial universe of Junior Silver Companies is determined based on proprietary research and analysis conducted by Prime Indexes, the “Index Provider”. The Index Provider uses a variety of publicly available resources for such analysis, including financial statements and other reports published by issuers to determine whether a company is actively engaged as a Junior Silver Company. When deemed appropriate by the Index Provider in its sole discretion, the Index Provider may also determine that certain components that would otherwise satisfy eligibility requirements be excluded from the Index or certain components that do not satisfy eligibility requirements be included in the Index.

The Index has a quarterly review in March, June, September, and December of each year at which times the Index is reconstituted and rebalanced by the Index Provider. The composition of the Index and the constituent weights are determined on the second Friday of each March, June, September, and December (or the next business day if the second Friday is not a business day) (the “Selection Day”). Component changes are made after the market close on the third Friday of March, June, September, and December (or the next business day if the third Friday is not a business day) and become effective at the market opening on the next trading day. Changes are announced on the Index Provider’s publicly available website or the website of Solactive AG.

Junior Silver Companies are then screened as of the Selection Date for investibility (e.g., must not be listed on an exchange in a country which employs certain restrictions on foreign capital investment), a minimum market capitalization of $20 million, a maximum market capitalization of $3 billion, and an operating company structure (as opposed to a pass-through security). The Index Provide may include companies in the Index with a market capitalization within 5% of the above thresholds as of the Selection Date to account for short term fluctuations in market capitalization resulting from changes in a security’s price.

The weightings of the constituents of the Index are further modified in that each constituent weighting is capped at 10% of the Index (except as described below) and the cumulative weight of all constituents with an individual weight of 5% or greater may not in the aggregate account for more than 50% of the weight of the Index as of the Selection Day. Additionally, Index constituents with a market capitalization of less than US$60 million as of the Selection Day will have their weight reduced by 10–70% depending on their specific market capitalization (collectively, the “Liquidity Requirements”). The weight of any individual Index constituent whose weight is reduced due to the Liquidity Requirements will be redistributed equally among all other Index constituents whose weights have not been reduced due to the Liquidity Requirements. Further, the cumulative weight of all components with a market capitalization of less than US$100 million may not in the aggregate account for more than 10% of the weight of the Index as of the Selection Day.

If after all weight adjustments due to the Liquidity Requirements, more than four Index constituents would each have a weight greater than 4.5%, each Index constituent with a weight greater than 4.5% other than the four most heavily weighted constituents will have its weight reduced to 4.5% with any excess weight redistributed equally among the four most heavily weighted constituents. Consequently, the Fund expects that the Index will generally have one or more constituents with a weight of more than 10%.

The Index is developed and owned by the Index Provider, and the Index is calculated and maintained by Solactive AG. The Index Provider is independent of Solactive AG, the Fund, and the Fund’s investment adviser.

As of September 7, 2017, the Index had 25 constituents, 23 of which were foreign companies. The three largest stocks and their weightings in the Index were Pan American Silver Corp (10.69%), Hochschild Mining plc (9.67%), and Coeur D'Alene Mines Corporation (9.53%).

The Fund invests at least 80% of its total assets in the component securities of the Index and in ADRs and GDRs based on the component securities in the Index. The Fund may invest up to 20% of its total assets in securities that are not in the Fund’s Index to the extent that the Fund’s adviser believes such investments should help the Fund’s overall portfolio track the Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Fund’s investment adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Index than if it uses a representative sampling strategy.

Industry Concentration Policy: The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of related industries to approximately the same extent that the Index is concentrated. As of July 27, 2017, the Index was concentrated in companies in the metals and mining industries group.

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Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency.

Foreign Investment Risk: Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks.

Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk. The Fund may invest in depositary receipts. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Emerging Markets Securities Risk: The Fund’s investments may expose the Fund’s portfolio to the risks of investing in emerging markets. Investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shutdown and more governmental limitations on foreign investments than typically found in developed markets.

Foreign Market and Trading Risk. The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers.

Political and Economic Risk. The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses.

Geographic Risk: Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds and risks associated with such countries or geographic regions may negatively affect the Fund.

Canada-Specific Risk: Because investments in the Silver Exploration & Production sub-industry may be geographically concentrated in Canadian companies or companies that have a significant presence in Canada, investment results could be dependent on the financial condition of the Canadian economy. The Canadian economy is reliant on the sale of natural resources and commodities, which can pose risks such as the fluctuation of prices and the variability of demand for exportation of such products. Changes in spending on Canadian products by the economies of other countries or changes in any of these economies may cause a significant impact on the Canadian economy.

Market Risk: The values of equity securities in the Index could decline generally or could underperform other investments.

Market Trading Risk: An investment in the Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.

Trading Issues. Although Fund shares are listed for trading on the NYSE Arca (the “Exchange”), there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of any Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all.

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Fluctuation of NAV. The NAV of Fund shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the Exchange. It cannot be predicted whether Fund shares will trade below, at or above their NAV. During periods of unusual volatility or market disruptions, market prices of Fund shares may deviate significantly from the market value of the Fund’s securities holdings or the NAV of Fund shares.

Costs of Buying or Selling Shares. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by the applicable broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Non-Diversification Risk: The Fund is non-diversified, meaning that, as compared to a diversified fund, it can invest a greater percentage of its assets in securities issued by or representing a small number of issuers. As a result, the performance of these issuers can have a substantial impact on the Fund’s performance.

Passive Investment Risk: The Fund is not actively managed and therefore would not sell an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index.

Reliance on Trading Partners Risk: The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.

Silver Exploration and Production Industry Concentration Risk. The Fund concentrates its assets in an industry or group of related industries to the extent that the Index is so concentrated. Because the Index is expected to concentrate in the Silver Exploration & Production sub-industry of the Metals & Mining industry (in the Natural Resources/Minerals sector), the Fund’s assets will be concentrated in, and will be more affected by the performance of, that sub-industry than a fund that is more diversified. The profitability of companies in the Silver Exploration & Production sub-industry is related to, among other things, the worldwide price of silver and the costs of extraction and production. Worldwide silver prices may fluctuate substantially over short periods of time, so the Fund’s share price may be more volatile than other types of investments. Companies in the sub-industry may be adversely affected by economic conditions, tax treatment, government regulation and intervention, and world events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property, repatriation of capital, military coups, social unrest). The price of the equity securities of silver mining companies and silver may not always be closely correlated. Investing in a silver company involves certain risks unrelated to an investment in silver as a commodity, including production costs, operational and managerial risk, and the possibility that the company will take measures to hedge or minimize its exposure to the volatility of the market price of silver.

Small-Capitalization Risk: The small-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. The securities of smaller companies also tend to be bought and sold less frequently and at significantly lower trading volumes than the securities of larger companies. As a result, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or the Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error.

Tax Risk: To qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification requirements under the Internal Revenue Code of 1986, as amended (the “Code”). In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% or more of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. Given the concentration of the Index in a relatively small number of securities, it may not be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to replicate the Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Tracking Error Risk: The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index.

Valuation Risk: The sales price that the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.
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Performance Information

The following information provides some indication of the risks of investing in the Fund. The bar chart shows the annual return for the Fund from year to year. The table shows how the Fund’s average annual returns for one year and since inception compare with those of the Index and a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.etfmgfunds.com or by calling 1‑844‑383‑6477.

Calendar Year Total Return as of December 31

During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 71.65% (quarter ended March 31, 2016) and the Fund’s lowest return for a calendar quarter was -42.17% (quarter ended June 30, 2013).

Average Annual Total Returns (for the periods ended December 31, 2016)	1 Year	Since Inception 11/29/12
ETFMG Prime Junior Silver ETF
Return Before Taxes	139.64%	-11.01%
Return After Taxes on Distributions	139.17%	-11.27%
Return After Taxes on Distributions and Sale of Fund Shares	79.11%	-8.14%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	11.96%	14.37%
ISE Junior Silver (Small Cap Miners/Explorers)TM Index[1] (reflects no deduction for fees, expenses or taxes)	146.40%	-9.58%
1 During the period of time shown in the table above, the Fund’s investment objective was to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the ISE Junior Silver (Small Cap Miners/Explorers)TM Index

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Investment Adviser

ETF Managers Group LLC serves as the investment adviser to the Fund.

Portfolio Managers

Timothy J. Collins, Portfolio Manager of the Adviser, has been the Fund’s portfolio manager since September 2016. Travis E. Trampe, Portfolio Manager of the Adviser, has been the Fund’s portfolio managers since January 2017.

For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Summary Information about Purchases, Sales, Taxes, and Financial Intermediary Compensation” on page 28 of the Prospectus.
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ETFMG DRONE ECONOMY STRATEGY ETF— FUND SUMMARY

Investment Objective

The ETFMG Drone Economy Strategy ETF (the “Fund” or the “Drone Economy ETF”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the Reality Shares Drone™ Index (the “Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average daily net assets. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not include the brokerage commissions that investors may pay on their purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period March 8, 2016 (commencement of operations) through September 30, 2016 the Fund’s portfolio turnover rate was   13% of the average value of its portfolio.

Principal Investment Strategies

The Fund uses a “passive” or indexing approach to try to achieve its investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund uses a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Index in approximately the same proportions as in the Index. However, the Fund may utilize a representative sampling strategy with respect to the Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Index, in instances in which a security in the Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Index.

The Reality Shares Drone Index

The Index tracks the performance of the equity securities (or corresponding American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”) of companies across the globe (including in emerging markets) and across a wide variety of industries that are actively involved in the development, research, or utilization of drones (the “Drone Economy” and such companies, “Drone Economy Companies”). The Drone Economy requires a variety of specialized skills, technologies, and resources, and consequently, Drone Economy Companies may include companies from industry groups as diverse as aerospace/defense, auto parts and equipment, commercial services, computers, electronics, machinery, manufacturing, semiconductors, and telecommunications.

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The initial universe of Drone Economy Companies is determined based on proprietary research and analysis conducted by the Research and Advisory Committee of Reality Shares, Inc., the Fund’s Index Provider (the “Drone Index Provider”). The Drone Index Provider uses a variety of independent, third-party resources for such analysis, including industry databases, regulatory agency public records, academic institution reports, and financial services applications and data sets to determine whether a company is actively involved in the Drone Economy (“Drone Economy Drivers”) and to acquire the information used to weight the Index constituents.

The Drone Index Provider then uses an independent, third-party database to identify companies in the Drone Economy Drivers’ supply chains that derive more than 10% of their revenue from providing support services and supplies to Drone Economy Drivers (“Drone Economy Suppliers”).

The Index is comprised of both Drone Economy Drivers and Drone Economy Suppliers, each of which must have its equity securities listed on a securities exchange and have a minimum market capitalization of $100 million.

As of each rebalance date, the Index constituents are weighted based on a multi-factor composite “Drone Score” compiled and computed by the Drone Index Provider. The Drone Score is calculated based on (i) the estimated dollar amount of a company’s revenue from the Drone Economy, (ii) the estimated percentage of a company’s revenue derived from the Drone Economy, (iii) whether a company is a Drone Economy Driver or Drone Economy Supplier, and (iv) the expected growth of a company’s contributions to the overall revenue, research and development, and supplies/services of the Drone Economy. The greater the company’s revenue from the Drone Economy (in dollars or as a percentage of total revenue) and the higher the expected growth rate of the company’s contribution to the Drone Economy, the greater the company’s weighting in the Index. Drone Economy Drivers will compose between 50% and 95% of the Index weight and Drone Economy Suppliers will compose between 5% and 50% of the Index weight as of each rebalance date.

The Index weightings are modified such that each constituent weighting is capped at 25% of the Index and the cumulative weight of the five most heavily-weighted constituents may not in the aggregate account for more than 60% of the weight of the Index. In addition, the weight of any individual company in the Index is limited such that the market value of the company’s equity securities in the Index (assuming the Index’s overall value is $1 billion) does not exceed 5% of the value of the company’s outstanding equity securities.

At the time of each rebalance, the Index will consist of a minimum of 20 component stocks. There is no maximum number of component stocks that may be included in the Index.

The Index has a semi-annual review in June and December of each year at which times the Index is reconstituted and rebalanced. Component changes are made after the market close on the third Friday of June and December and become effective at the market opening on the next trading day.

The Index is developed and owned by the Drone Index Provider, and the Index is calculated and maintained by an independent third-party calculation agent. The Drone Index Provider is independent of the Index’s calculation agent, the Fund, and the Fund’s investment adviser.

As of September 7, 2017, the Index had 47 constituents, 24 of which were foreign companies, and the three largest stocks and their weightings in the Index were Aerovironment Inc (15.26%), Parrot SA (11.60%), and The Boeing Company (4.85%).

The Fund normally invests at least 80% of its total assets, exclusive of collateral held from securities lending, in securities, ADRs, or GDRs of Drone Economy Companies. The Fund may invest up to 20% of its total assets in securities that are not in the Fund’s Index to the extent that the Fund’s adviser believes such investments should help the Fund’s overall portfolio track the Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Fund’s investment adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Index than if it uses a representative sampling strategy.

Industry Concentration Policy: The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of related industries to approximately the same extent that the Index is concentrated. As of January 3, 2017, the Index was concentrated in companies in the aerospace and defense industry group.
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Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency.

Drone Economy Companies Risk: Drone Economy Companies face intense competition, both domestically and internationally, may have limited product lines, markets, financial resources, customers, or personnel, may have products that face rapid obsolescence, and are heavily dependent on the protection of patent and intellectual property rights. Drone Economy Companies may be dependent on the U.S. government and its agencies for a significant portion of their sales, and their success and growth may be dependent on their ability to win future government contracts. Consequently, such companies may be negatively affected by budgetary constraints, spending reductions, congressional appropriations, and administrative allocations of funds that affect the U.S. government and its agencies. Drone Economy Companies are also subject to increasing regulatory constraints that may limit the sale or use of a company’s products, including the need to obtain regulatory approvals from government agencies (e.g., Federal Aviation Administration). Drone Economy products are likely to be extremely complex, which could increase the likelihood of unknown defects or errors. Such factors may adversely affect the profitability and value of Drone Economy companies.

Emerging Markets Risk: The Fund may invest in companies organized in emerging market nations. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

European Investments Risk:  To the extent the Fund invests significantly in European companies, the Fund will be more exposed to the economic and political risks of Europe and of the European countries in which it invests than funds whose investments are more geographically diversified. Adverse economic and political events in Europe may cause the Fund’s investments to decline in value. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The Fund makes investments in securities of issuers that are domiciled in, or have significant operations in, member countries of the European Union (the “EU”) that are subject to economic and monetary controls that can adversely affect the Fund’s investments. The European financial markets have experienced volatility and adverse trends in recent years and these events have adversely affected the exchange rate of the euro and may continue to significantly affect other European countries. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners, including some or all of the European countries in which the Fund invests.

Foreign Investments Risk: Returns on investments in foreign companies could be more volatile than, or trail the returns on, investments in U.S. companies.

Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk. The Fund may invest in depositary receipts. Investment in ADRs and GDRs may be more or less liquid than the underlying shares in their primary trading market, and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Foreign Market and Trading Risk. The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers.
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Political and Economic Risk. The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

Reliance on Trading Partners Risk: The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.

Geographic Concentration Risk: Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds, and risks associated with such countries or geographic regions may negatively affect the Fund.

Market Risk: The values of equity securities in the Index could decline generally or could underperform other investments.

Market Trading Risk: An investment in the Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.

Trading Issues. Although Fund shares are listed for trading on the NYSE Arca (the “Exchange”), there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of any Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all.

Fluctuation of NAV. The NAV of Fund shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the Exchange. It cannot be predicted whether Fund shares will trade below, at or above their NAV. During periods of unusual volatility or market disruptions, market prices of Fund shares may deviate significantly from the market value of the Fund’s securities holdings or the NAV of Fund shares.

Costs of Buying or Selling Shares. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

New Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size.

Non-Diversification Risk: The Fund is non-diversified, meaning that, as compared to a diversified fund, it can invest a greater percentage of its assets in securities issued by or representing a single or a small number of issuers. As a result, the performance of these issuers can have a substantial impact on the Fund’s performance.

Non-Drone Economy Business Risk: Some of the companies in the Index are engaged in other lines of business unrelated to Drone Economy, and these lines of business could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in Drone Economy activities, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.

Passive Investment Risk: The Fund is not actively managed and therefore would not sell an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index.

Risks Related to Investing in Europe: To the extent the Fund invests in European securities, it will be subject to risks related to investing in Europe. The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The Fund makes investments in securities of issuers that are domiciled in, or have significant operations in, member countries of the European Union (the “EU”) that are subject to economic and monetary controls that can adversely affect the Fund’s investments. The European financial markets have experienced volatility and adverse trends in recent years and these events have adversely affected the exchange rate of the euro and may continue to significantly affect other European countries. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners, including some or all of the European countries in which the Fund invests.

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In a referendum held in June 2016 (known as “Brexit”), the United Kingdom (“UK”) voted to leave the EU. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the UK, Europe and globally that could potentially have an adverse effect on the value of the Fund’s investments.

Risks Related to Investing in Japan: To the extent the Fund invests in Japanese securities, it will be subject to risks related to investing in Japan. The Japanese economy may be subject to considerable degrees of economic, political, and social instability, which could have a negative impact on Japanese securities. Since the year 2000, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanoes, typhoons and tsunamis. Additionally, decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates, a recession in the United States or continued increases in foreclosure rates may have an adverse impact on the economy of Japan. Japan also has few natural resources, and any fluctuation or shortage in the commodity markets could have a negative impact on Japanese securities.

Smaller Companies Risk: Smaller companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. The securities of smaller companies also tend to be bought and sold less frequently and at significantly lower trading volumes than the securities of larger companies. As a result, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or the Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error.

Tax Risk: To qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain diversification requirements under the Internal Revenue Code of 1986, as amended (the “Code”). In particular, the Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. When the Index is concentrated in a relatively small number of securities, it may not be possible for the Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. The Fund’s efforts to satisfy the diversification requirements may cause the Fund’s return to deviate from that of the Index, and the Fund’s efforts to replicate the Index may cause it inadvertently to fail to satisfy the diversification requirements. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Tracking Error Risk: The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index.

Valuation Risk: The sales price that the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Performance Information

The Fund is new and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Updated performance information is available on the Fund’s website at www.etfmgfunds.com or by calling 1‑844‑383‑6477.

Investment Adviser

ETF Managers Group LLC (the “Adviser”) serves as the investment adviser to the Fund.

Portfolio Managers

Timothy J. Collins and Travis E. Trampe, each a Portfolio Manager of the Adviser, have been the Fund’s portfolio managers since January 2017.
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For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Summary Information about Purchases, Sales, Taxes, and Financial Intermediary Compensation” on page 28 of the Prospectus.
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ETFMG VIDEO GAME TECH™ ETF— FUND SUMMARY

Investment Objective

The ETFMG Video Game Tech ETF (the “Fund” or the “Video Game Tech ETF”) seeks to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of the EEFund Video Game Tech index (the “Index”).

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The fees are expressed as a percentage of the Fund’s average daily net assets. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Fund shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. This Example does not include the brokerage commissions that investors may pay on their purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$930

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period March 8, 2016 (commencement of operations) through September 30, 2016 the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies

The Fund uses a “passive” or indexing approach to try to achieve its investment objective. Unlike many investment companies, the Fund does not try to “beat” the Index and does not seek temporary defensive positions when markets decline or appear overvalued.

The Fund uses a replication strategy. A replication strategy is an indexing strategy that involves investing in the securities of the Index in approximately the same proportions as in the Index. However, the Fund may utilize a representative sampling strategy with respect to the Index when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of equity securities to follow the Index, in instances in which a security in the Index becomes temporarily illiquid, unavailable or less liquid, or as a result of legal restrictions or limitations (such as tax diversification requirements) that apply to the Fund but not the Index.

The Index tracks the performance of the common stock (or corresponding American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”)) of exchange-listed companies across the globe (including in emerging markets) that are actively engaged in a business activity supporting or utilizing the video gaming industry (“Video Gaming Companies”), specifically:

(i)
Companies that are software developers or hardware providers for the entertainment, educational software, or virtual reality/simulation segments of the video gaming industry or whose business model relies solely on delivering goods and services to these segments (collectively, “pure-play” companies).

(ii)	Companies that are not pure-play companies but provide intellectual property in support of the video game, educational software, or virtual reality/simulation segments (“non-pure-play” companies).
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(iii)	Large broad-based companies who business model supports the video game, educational software, or virtual reality/simulation segments (“gaming conglomerate” companies).

The initial universe of Video Gaming Companies is determined based on proprietary research and analysis conducted by EE Funds LLC (the “Video Gaming Index Provider”). The Video Gaming Index Provider uses a variety of publicly available resources for such analysis, including financial statements and other reports published by issuers to determine whether a company is actively engaged as a Video Gaming Company and its status as a pure-play, non-pure-play, or gaming conglomerate company (each, a “sector”).

Video Gaming Companies are then screened for investibility (e.g., must not be listed on an exchange in a country which employs certain restrictions on foreign capital investment), a minimum market capitalization of $100 million, and an operating company structure (as opposed to a pass-through security).

As of each rebalance date, the pure-play and non-pure-play sectors make up 90% of the Index weight with each of the pure-play and non-pure-play sectors being weighted based on the aggregate market capitalization of the companies in their respective sectors relative to the aggregate market capitalization of all of the Index constituents (i.e., all Video Gaming Companies). The gaming conglomerate sector makes up 10% of the Index weight. The Index constituents are equally weighted within each sector. The resulting weight distribution prevents the large gaming conglomerate companies from dominating the Index, while allowing smaller pure-play and non-pure-play companies to adequately influence Index performance. Individual constituent weightings may be adjusted to account for constituent securities with limited liquidity and/or small market capitalizations.

The Index has a semi-annual review in June and December of each year at which times the Index is reconstituted and rebalanced by the Video Gaming Index Provider. Component changes are made after the market close on the third Friday of June and December and become effective at the market opening on the next trading day. Changes are announced on the Video Gaming Index Provider’s publicly available website.

The Index is owned by the Video Gaming Index Provider. The Index is calculated and maintained by an independent third-party calculation agent. The Video Gaming Index Provider is independent of the Index’s calculation agent, the Fund, and the Fund’s investment adviser

As of September 7, 2017, the Index had 45 constituents, 28 of which were foreign companies, and the three largest stocks and their weightings in the Index were Glu Mobile, Inc. (5.00%), Take-Two Interactive Software, Inc. (4.70%), and Nexon Co. Ltd (4.69%).

The Fund normally invests at least 80% of its total assets, exclusive of collateral held from securities lending, in securities, ADRs, or GDRs of Video Gaming Companies. The Fund may invest up to 20% of its total assets in securities that are not in the Fund’s Index to the extent that the Fund’s adviser believes such investments should help the Fund’s overall portfolio track the Index.

Correlation: Correlation is the extent to which the values of different types of investments move in tandem with one another in response to changing economic and market conditions. An index is a theoretical financial calculation, while the Fund is an actual investment portfolio. The performance of the Fund and the Index may vary somewhat due to transaction costs, asset valuations, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions or limitations, illiquid or unavailable securities, and timing variances.

The Fund’s investment adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will exceed 95%. A correlation percentage of 100% would indicate perfect correlation. If the Fund uses a replication strategy, it can be expected to have greater correlation to the Index than if it uses a representative sampling strategy.

Industry Concentration Policy: The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of related industries to approximately the same extent that the Index is concentrated. As of January 3, 2017, the Index was concentrated in companies in the software industry group.

Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency.

Emerging Markets Risk: The Fund may invest in companies organized in emerging market nations. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

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Foreign Investments Risk: Returns on investments in foreign companies could be more volatile than, or trail the returns on, investments in U.S. companies.

Currency Risk: Indirect and direct exposure to foreign currencies subjects the Fund to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

Depositary Receipts Risk. The Fund may invest in depositary receipts. Investment in ADRs and GDRs may be more or less liquid than the underlying shares in their primary trading market, and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Foreign Market and Trading Risk. The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

Foreign Securities Risk: The Fund invests a significant portion of its assets directly in securities of issuers based outside of the U.S., or in depositary receipts that represent such securities. Investments in securities of non-U.S. issuers involve certain risks that may not be present with investments in securities of U.S. issuers, such as risk of loss due to foreign currency fluctuations or to political or economic instability, as well as varying regulatory requirements applicable to investments in non-U.S. issuers. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Non-U.S. issuers may also be subject to different regulatory, accounting, auditing, financial reporting and investor protection standards than U.S. issuers.

Political and Economic Risk. The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events, social and economic events and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

Reliance on Trading Partners Risk: The Fund invests in some economies that are heavily dependent upon trading with key partners. Any reduction in this trading may cause an adverse impact on the economy in which the Fund invests.

Geographic Concentration Risk: Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds, and risks associated with such countries or geographic regions may negatively affect the Fund.

Market Risk: The values of equity securities in the Index could decline generally or could underperform other investments.

Market Trading Risk: An investment in the Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.

Trading Issues. Although Fund shares are listed for trading on the NYSE Arca (the “Exchange”), there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of any Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all.

Fluctuation of NAV. The NAV of Fund shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the Exchange. It cannot be predicted whether Fund shares will trade below, at or above their NAV. During periods of unusual volatility or market disruptions, market prices of Fund shares may deviate significantly from the market value of the Fund’s securities holdings or the NAV of Fund shares.

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Costs of Buying or Selling Shares. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

New Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size.

Non-Diversification Risk: The Fund is non-diversified, meaning that, as compared to a diversified fund, it can invest a greater percentage of its assets in securities issued by or representing a single or a small number of issuers. As a result, the performance of these issuers can have a substantial impact on the Fund’s performance.

Passive Investment Risk: The Fund is not actively managed and therefore would not sell an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index.

Risks Related to Investing in Japan: To the extent the Fund invests in Japanese securities, it will be subject to risks related to investing in Japan. The Japanese economy may be subject to considerable degrees of economic, political, and social instability, which could have a negative impact on Japanese securities. Since the year 2000, Japan’s economic growth rate has remained relatively low, and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanoes, typhoons and tsunamis. Additionally, decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates, a recession in the United States or continued increases in foreclosure rates may have an adverse impact on the economy of Japan. Japan also has few natural resources, and any fluctuation or shortage in the commodity markets could have a negative impact on Japanese securities.

Smaller Companies Risk: Smaller companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. The securities of smaller companies also tend to be bought and sold less frequently and at significantly lower trading volumes than the securities of larger companies. As a result, it may be more difficult for the Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or the Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error.

Tracking Error Risk: The Fund’s return may not match or achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index.

Valuation Risk: The sales price that the Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Video Gaming Companies Risk: Video Gaming Companies face intense competition, both domestically and internationally, may have limited product lines, markets, financial resources, or personnel, may have products that face rapid obsolescence, and are heavily dependent on the protection of patent and intellectual property rights. Such factors may adversely affect the profitability and value of Video Gaming Companies.

Performance Information

The Fund is new and therefore does not have performance history for a full calendar year. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Updated performance information is available on the Fund’s website at www.etfmgfunds.com or by calling 1‑844‑383‑6477.

Investment Adviser

ETF Managers Group LLC (the “Adviser”) serves as the investment adviser to the Fund.

Portfolio Managers

Timothy J. Collins and Travis E. Trampe, each a Portfolio Manager of the Adviser, have been the Fund’s portfolio managers since January 2017.

Table of Contents - Prospectus

For important information about the purchase and sale of Fund shares, tax information, and financial intermediary compensation, please turn to “Summary Information about Purchases, Sales, Taxes, and Financial Intermediary Compensation” on page 28 of the Prospectus.

Summary Information about Purchases, Sales, Taxes, and Financial Intermediary Compensation

Purchase and Sale of Fund Shares

Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Mobile Payments ETF, Cyber Security ETF, Junior Silver ETF,  Drone Economy ETF,  and Video Game Tech ETF (each a “Fund” and collectively, the “Funds”) throughout the trading day like any publicly traded security. Shares of each Fund are listed on the Exchange. The price of a Fund’s shares is based on market price, and because exchange-traded fund (“ETF”) shares trade at market prices rather than net asset value (“NAV”), shares may trade at a price greater than NAV (premium) or less than NAV (discount). The Funds issue and redeem shares on a continuous basis, at NAV, only in blocks of 50,000 shares (“Creation Units”), principally in-kind for securities included in their respective Indexes, and only Authorized Participants (as defined in the SAI) (typically, broker-dealers) may purchase or redeem Creation Units. Except when aggregated in Creation Units, the Funds’ shares are not redeemable securities.

Tax Information

The distributions made by the Funds are taxable, and will be taxed as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to federal income tax. You should consult your tax advisor about your specific tax situation.

Financial Intermediary Compensation

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Funds, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Funds, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of a Fund’s shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Funds over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

Additional Investment Objectives and Strategies

Each Fund, using an “indexing” investment approach, seeks to provide investment results that, before fees and expenses, corresponds generally to the price and yield performance of its respective Index. A number of factors may affect a Fund’s ability to achieve a high correlation with its Index, including the degree to which the Fund utilizes a sampling methodology. There can be no guarantee that the Funds will achieve a high degree of correlation. A Fund’s investment adviser (“Adviser”) may sell securities that are represented in such Fund’s Index or purchase securities not yet represented in the Index, in anticipation of their removal from or addition to the Index. There may also be instances in which the Adviser may choose to overweight securities in such Fund’s Index, thus causing the Fund to purchase or sell securities not in the Index, but which the Adviser believes are appropriate to substitute for certain securities in the Index. The Funds will not take defensive positions.

Each Fund will invest at least 80% of its total assets, exclusive of collateral held from securities lending, in the component securities of its respective Index and in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) based on the component securities in the Index (the “80% Policy”). Each Fund may invest up to 20% of its total assets in securities that are not in the Fund’s Index to the extent that the Fund’s Adviser believes that such investments should help the applicable Fund’s overall portfolio track its Index. Each Fund will also concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of related industries to approximately the same extent that its Index is concentrated.

Each Fund’s investment objective has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon reasonable notice to shareholders. Additionally, in accordance with rules under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund’s 80% Policy has been adopted as a non-fundamental investment policy and may be changed without shareholder approval upon 60 days’ written notice to shareholders.

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Additional Risk Information

The following section provides additional information regarding the principal risks identified under “Principal Risks” in each Fund’s summary.

Cyber Security Companies Risk (Cyber Security ETF only): Companies in the cyber security field, including companies in the CyberSecurity Architecture Providers and CyberSecurity Application Providers sectors, face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Cyber security companies may have limited product lines, markets, financial resources or personnel. The products of cyber security companies may face obsolescence due to rapid technological developments and frequent new product introduction, and such companies may face unpredictable changes in growth rates, competition for the services of qualified personnel and competition from foreign competitors with lower production costs. Companies in the cyber security field are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Additionally, companies in the cyber security field may be the target of cyber attacks, which, if successful, could significantly or permanently damage a company’s reputation, financial condition and ability to conduct business in the future.

Drone Economy Companies Risk (Drone Economy ETF only): Drone Economy Companies face intense competition, both domestically and internationally, and may have limited product lines, markets, financial resources, customers, or personnel, all of which may have an adverse effect on profit margins. The products of such companies may face obsolescence due to rapid technological developments, frequent new product introduction, competition for the services of qualified personnel, and competition from larger or foreign competitors with lower production costs. Drone Economy Companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect the profitability and value of these companies. Drone Economy Companies may be dependent on the U.S. government and its agencies for a significant portion of their sales, and their success and growth may be dependent on their ability to win future government contracts. Consequently, such companies may be negatively affected by budgetary constraints, spending reductions, congressional appropriations, and administrative allocations of funds that affect the U.S. government and its agencies. Drone Economy Companies are also subject to increasing regulatory constraints that may limit the sale or use of a company’s products, including the need to obtain regulatory approvals from government agencies (e.g., Federal Aviation Administration). Drone Economy products are likely to be extremely complex, which could increase the likelihood of unknown defects or errors. Such factors may adversely affect the profitability and value of such companies.

Foreign Investment Risk: Returns on investments in foreign stocks could be more volatile than, or trail the returns on, investments in U.S. stocks.

Currency Risk. Indirect and direct exposure to foreign currencies subjects the Funds to the risk that currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. Each Fund’s NAV is determined on the basis of U.S. dollars and, therefore, a Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up.

Depositary Receipts Risk. The Funds may invest in depositary receipts. Depositary receipts include ADRs and GDRs. ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares. GDRs are depositary receipts which are similar to ADRs, but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. Investment in ADRs and GDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile and less liquid than depositary receipts issued by companies in more developed markets.

Depositary receipts may be sponsored or unsponsored. Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

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Depositary receipts may be unregistered and unlisted. The Funds’ investments also may include ADRs and GDRs that are not purchased in the public markets and are restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933, as amended. The Adviser will determine the liquidity of such investments pursuant to guidelines established by the Board. If a particular investment in such ADRs or GDRs is deemed illiquid, that investment will be included within each Fund’s limitation on investment in illiquid securities. Moreover, if adverse market conditions were to develop during the period between a Fund’s decision to sell these types of ADRs or GDRs and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell.

Emerging Markets Securities Risk (Cyber Security ETF, Junior Silver ETF, Drone Economy ETF, and Video Game Tech ETF only). A Fund’s investments may expose the Fund’s portfolio to the risks of investing in emerging markets. Investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of market shutdown and more governmental limitations on foreign investments than typically found in developed markets. In addition, less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

Foreign Market and Trading Risk (Cyber Security ETF, Junior Silver ETF, Drone Economy ETF, and Video Game Tech ETF only). The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for a Fund to buy and sell securities. These factors could result in a loss to a Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

Foreign Securities Risk. Each Fund invests in foreign securities, including non-U.S. dollar-denominated securities traded outside of the United States and U.S. dollar-denominated securities of foreign issuers traded in the United States. Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments may also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign issuers may be subject to less stringent regulation, and to different accounting, auditing and recordkeeping requirements.

Political and Economic Risk. Each Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where the Fund invests could cause the Fund’s investments in that country to experience gains or losses. A Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests.

Privatization Risk (Cyber Security ETF, Drone Economy ETF, and Video Game Tech ETF only). Some countries in which the Fund invests have begun a process of privatizing certain entities and industries. Privatized entities may lose money or be re-nationalized.

Geographic Risk (Junior Silver ETF, Drone Economy ETF, and Video Game Tech ETF only): A Fund that is less diversified across countries or geographic regions is generally riskier than more geographically diversified funds and risks associated with such countries or geographic regions may negatively affect the Fund.

Canada-Specific Risk (Junior Silver ETF only). Because the investments of the Fund may be geographically concentrated in Canadian companies or companies that have a significant presence in Canada, investment results could be dependent on the financial condition of the Canadian economy. The Canadian economy is reliant on the sale of natural resources and commodities, which can pose risks such as the fluctuation of prices and the variability of demand for exportation of such products. Changes in spending on Canadian products by the economies of other countries or changes in any of these economies may cause a significant impact on the Canadian economy.

Limited Operating History Risk (Mobile Payments ETF only): The Fund is a recently organized, non-diversified management investment company with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.

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Market Risk: An investment in the Funds involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in securities prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of out-performance and under-performance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally. Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer.

Market Trading Risk: An investment in a Fund faces numerous market trading risks, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund’s shares trading at a premium or discount to NAV.

Trading Issues. Although each Fund’s shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in a Fund’s shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500 Index during a single day reaches certain thresholds (e.g., 7%., 13% and 20%). Additional rules applicable to the Exchange may halt trading in Fund shares when extraordinary volatility causes sudden, significant swings in the market price of Fund shares. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of a Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all. In stressed market conditions, the liquidity of a Fund’s shares may begin to mirror the liquidity of the applicable Fund’s underlying portfolio holdings, which can be significantly less liquid than the Fund’s shares, potentially causing the market price of the Fund’s shares to deviate from their NAV.

Fluctuation of NAV. The NAV of a Fund’s shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will generally fluctuate in accordance with changes in a Fund’s NAV and supply and demand of shares on the Exchange. It cannot be predicted whether a Fund’s shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of the Index trading individually or in the aggregate at any point in time. The market prices of a Fund’s shares may deviate significantly from the NAV of the shares during periods of market volatility. While the creation/redemption feature is designed to make it likely that a Fund’s shares normally will trade close to the Fund’s NAV, disruptions to creations and redemptions may result in trading prices that differ significantly from the Fund’s NAV. If an investor purchases a Fund’s shares at a time when the market price is at a premium to the NAV of the shares or sells at a time when the market price is at a discount to the NAV of the shares, then the investor may sustain losses.

Costs of Buying or Selling Shares. Investors buying or selling a Fund’s shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by the applicable broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if a Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling shares, including bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

Mobile Payment Companies Risk (Mobile Payments ETF only): Mobile Payment Companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Mobile Payment Companies are also subject to increasing regulatory constraints, particularly with respect to fees, competition and anti-trust matters, cybersecurity and privacy. In addition to the costs of complying with such constraints, the unintended disclosure of confidential information, whether because of an error or a cybersecurity event, could adversely affect the profitability and value of these companies. Mobile Payment Companies may be highly dependent on their ability to enter into agreements with merchants and other third parties to utilize a particular payment method, system, software or service, and such agreements may be subject to increased regulatory scrutiny. Additionally, certain Mobile Payment Companies have recently faced increased costs related to class-action litigation challenging such agreements, and the cost of such litigation, particularly for a company losing such litigation, could significantly affect the profitability and value of the company. Mobile Payment Companies may also be active in acquiring other companies, and their ability to successfully integrate such acquisitions would negatively affect the profitability and value of such Mobile Payment Companies.

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New Fund Risk (Drone Economy ETF and Video Game Tech ETF only): There can be no assurance that the Funds will grow to or maintain an economically viable size.

Non-Diversification Risk: The Funds may invest a large percentage of its assets in securities issued by or representing a single or a small number of issuers. As a result, a Fund’s performance may depend on the performance of a single or a small number of issuers.

Non-Drone Economy Business Risk (Drone Economy ETF only): Some of the companies in the Index are engaged in other lines of business unrelated to Drone Economy, and they may experience problems with these lines of business which could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in Drone Economy activities, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.

Passive Investment Risk: The Funds are not actively managed. Therefore, unless a specific security is removed from a Fund’s Index, the Fund generally would not sell a security because the security’s issuer was in financial trouble. If a specific security is removed from a Fund’s Index, the Fund may be forced to sell such security at an inopportune time or for a price other than the security’s current market value. An investment in the Funds involves risks similar to those of investing in any equity securities traded on an exchange, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. It is anticipated that the value of a Fund’s shares will decline, more or less, in correspondence with any decline in value of the Fund’s respective Index. An Index may not contain the appropriate mix of securities for any particular economic cycle, and the timing of movements from one type of security to another in seeking to replicate the Index could have a negative effect on a Fund. Unlike with an actively managed fund, each Fund’s Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, a Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Reliance on Trading Partners Risk (Cyber Security ETF, Junior Silver ETF, Drone Economy ETF, and Video Game Tech ETF only): Each Fund invests in countries whose economies are heavily dependent upon trading with key partners. Any reduction in this trading may have an adverse impact on a Fund’s investments. Each Fund is specifically exposed to U.S. economic risk.

Silver Exploration and Production Industry Concentration Risk (Junior Silver ETF only): Because the Index is expected to concentrate in the Silver Exploration & Production sub-industry of the Metals & Mining industry (in the Natural Resources/Minerals sector), the Fund’s assets will be concentrated in, and will be more affected by the performance of, that sub-industry than a fund that is more diversified. The profitability of companies in the Silver Exploration & Production sub-industry is related to, among other things, the worldwide price of silver and the costs of extraction and production. Worldwide silver prices may fluctuate substantially over short periods of time, so the Fund’s share price may be more volatile than other types of investments. Companies in the sub-industry may be adversely affected by economic conditions, tax treatment, government regulation and intervention, and world events in the regions in which the companies operate (e.g., expropriation, nationalization, confiscation of assets and property, repatriation of capital, military coups, social unrest). The price of the equity securities of silver mining companies and silver may not always be closely correlated. Investing in a silver company involves certain risks unrelated to an investment in silver as a commodity, including production costs, operational and managerial risk, and the possibility that the company will take measures to hedge or minimize its exposure to the volatility of the market price of silver.

Risks Related to Investing in Europe (Drone Economy ETF and Video Game Tech only): The economies of Europe are highly dependent on each other, both as key trading partners and as in many cases as fellow members maintaining the euro. Reduction in trading activity among European countries may cause an adverse impact on each nation’s individual economies. European countries that are part of the Economic and Monetary Union of the EU are required to comply with restrictions on inflation rates, deficits, interest rates, debt levels, and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners.

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The European financial markets have recently experienced volatility and adverse trends due to concerns about rising government debt levels of several European countries, including Greece, Spain, Ireland, Italy, and Portugal. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe. For some countries, the ability to repay sovereign debt is in question, and the possibility of default is not unlikely, which could affect their ability to borrow in the future. For example, Greece has been required to impose harsh austerity measures on its population to receive financial aid from the International Monetary Fund and EU member countries. These austerity measures have also led to social uprisings within Greece, as citizens have protested – at times violently – the actions of their government. The persistence of these factors may seriously reduce the economic performance of Greece and pose serious risks for the country’s economy in the future. Furthermore, there is the possibility of contagion that could occur if one country defaults on its debt, and that a default in one country could trigger declines and possible additional defaults in other countries in the region.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the EU, and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

In a referendum held in June 2016 (known as “Brexit”), the UK voted to leave the EU. It is expected that the UK will invoke article 50 of the Lisbon Treaty to withdraw from the EU in due course. However, there is a significant degree of uncertainty about how negotiations relating to the UK’s withdrawal will be conducted, as well as the potential consequences and precise timeframe for “Brexit”. It is expected that the UK’s exit from the EU will take place within two years of the UK notifying the European Council that it intends to withdraw from the EU. During this period and beyond, the impact on the UK and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth on markets in the UK, Europe and globally, which may adversely affect the value of the Fund’s investments.

Risks Related to Investing in Japan (Drone Economy ETF and Video Game Tech ETF only): Economic growth in Japan is heavily dependent on international trade, government support, and consistent government policy. Slowdowns in the economies of key trading partners such as the United States, China, and countries in Southeast Asia could have a negative impact on the Japanese economy as a whole. The Japanese economy has in the past been negatively affected by, among other factors, government intervention and protectionism and an unstable financial services sector. While the Japanese economy has recently emerged from a prolonged economic downturn, some of these factors, as well as other adverse political developments, increases in government debt, changes to fiscal, monetary or trade policies, or other events, such as natural disasters, could have a negative impact on Japanese securities. Japan also has few natural resources, and any fluctuation or shortage in the commodity markets could have a negative impact on Japanese securities.

Smaller Companies Risk: Each Fund’s Index may be composed primarily of, or have significant exposure to, securities of smaller companies. As a result, the Funds may be subject to the risk that securities of smaller companies represented in the Indexes may underperform securities of larger companies or the equity market as a whole. In addition, in comparison to securities of companies with larger capitalizations, securities of smaller-capitalization companies may experience more price volatility, greater spreads between their bid and ask prices, less frequent trading, significantly lower trading volumes, and cyclical or static growth prospects. As a result of the differences between the securities of smaller companies and those of companies with larger capitalizations, it may be more difficult for a Fund to buy or sell a significant amount of the securities of a smaller company without an adverse impact on the price of the company’s securities, or a Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error. Smaller-capitalization companies often have limited product lines, markets or financial resources, and may therefore be more vulnerable to adverse developments than larger capitalization companies. These securities may or may not pay dividends.

Tax Risk (each Fund except Drone Economy ETF): To qualify for the favorable tax treatment generally available to regulated investment companies, the Funds must satisfy certain diversification requirements under the Code. In particular, a Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. When an Index is concentrated in a relatively small number of securities, it may not be possible for a Fund to fully implement a replication strategy or a representative sampling strategy while satisfying these diversification requirements. A Fund’s efforts to satisfy the diversification requirements may cause the Fund’s return to deviate from that of its Index, and the Fund’s efforts to replicate its Index may cause it inadvertently to fail to satisfy the diversification requirements.

If a Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. Distributions to each Fund’s shareholders would generally be taxed as ordinary dividends. Under certain circumstances, a Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. Relief is provided for certain de minimis failures of the diversification requirements where a Fund corrects the failure within a specified period. If a Fund were to fail to qualify as a regulated investment company  in any taxable year, the Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a regulated investment company in a subsequent year. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to pay a Fund-level tax on any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a regulated investment company in a subsequent year.

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Tracking Error Risk: Tracking error refers to the risk that a Fund’s Adviser may not be able to cause the applicable Fund’s performance to match or correlate to that of the Fund’s Index, either on a daily or aggregate basis. There are a number of factors that may contribute to a Fund’s tracking error, such as Fund expenses, imperfect correlation between the Fund’s investments and those of its Index, rounding of share prices, changes to the composition of the Index, regulatory policies, and high portfolio turnover rate. In addition, mathematical compounding may prevent a Fund from correlating with the monthly, quarterly, annual or other period performance of its Index. Tracking error may cause a Fund’s performance to be less than expected.

Valuation Risk: The sales price that a Fund could receive for a security may differ from the Fund’s valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Video Gaming Companies Risk (Video Game Tech ETF only): Video Gaming Companies face intense competition, both domestically and internationally, may have limited product lines, markets, financial resources, or personnel, may have products that face rapid obsolescence, and are heavily dependent on the protection of patent and intellectual property rights. Pure-play companies may be dependent on one or a small number of product or product franchises for a significant portion of their revenue and profits. They may also be subject to shifting consumer preferences, including preferences with respect to gaming console platforms, and changes in consumer discretionary spending. Such factors may adversely affect the profitability and value of Video Gaming Companies. Video Gaming Companies are also subject to increasing regulatory constraints, particularly with respect to cybersecurity and privacy. In addition to the costs of complying with such constraints, the unintended disclosure of confidential information, whether because of an error or a cybersecurity event, could adversely affect the profitability and value of these companies. Video Gaming Companies may be subject to sophisticated intellectual property infringement schemes and piracy efforts, particularly in foreign markets, which may limit the revenue potential in such markets, and combatting such infringement or piracy schemes may require significant expenses. Such anti-piracy programs may not be effective.

Non-Principal Risks

Absence of an Active Market: Although the Funds’ shares are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for Fund shares. There can be no assurance that a Fund will grow to or maintain an economically viable size, in which case such Fund may experience greater tracking error to its Index than it otherwise would at higher asset levels or the Fund may ultimately liquidate.

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk: Each Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Portfolio Holdings

Information about the Funds’ daily portfolio holdings will be available at www.etfmgfunds.com. In addition, the Funds disclose their complete portfolio holdings as of the end of their fiscal year and their second fiscal quarter in their reports to shareholders. Each Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find the SEC filings on the SEC’s website, www.sec.gov. A summarized description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”).

Fund Management

Adviser. ETF Managers Group LLC, the investment adviser to the Funds, is a Delaware limited liability company located at 30 Maple Street, 2nd Floor, Summit, New Jersey 07901. The Adviser provides investment advisory services to exchange-traded funds. The Adviser serves as investment adviser to the Funds with overall responsibility for the portfolio management of the Funds, subject to the supervision of the Board. For its services, the Adviser receives, and, excepted as otherwise noted, did receive for each Fund’s most recent fiscal year, a fee that is equal to the percent shown in the table below per annum of the average daily net assets of each Fund with the fee for each Fund calculated daily and paid monthly.

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Fund	Management Fee
Mobile Payments ETF	0.75%
Cyber Security ETF	0.60%[1]
Drone Economy ETF	0.75%
Video Game ETF	0.75%
Junior Silver ETF	0.69%
[1] For the fiscal year ended September 30, 2016, the Cyber Security ETF paid management fees of 0.75% of the Fund’s average daily net assets. The Fund’s management fee was reduced to an annual rate of 0.60% of the average daily net assets of the Fund effective May 1, 2017.

Under the Investment Advisory Agreement, the Adviser has overall responsibility for the general management and administration of the Funds and arranges for transfer agency, custody, fund administration, securities lending, and all other related services necessary for the Funds to operate. Additionally, under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of the Funds, except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (collectively, “Excluded Expenses”).

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement for the Mobile Payments ETF and Junior Silver ETF is available in the Funds’ Semi-Annual Report for the period ended March 31, 2017. A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement for the Cyber Security ETF is available in the Fund’s Annual Report for the period ending September 30, 2016. A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement for the Drone Economy ETF and the Video Game ETF is available in the Funds’ Semi-Annual Report for the period ending March 31, 2016.

Manager of Managers Structure. The Adviser and the Trust have received an exemptive order (the “Order”) from the SEC that permits the Adviser to enter into investment sub-advisory agreements with sub-advisers without obtaining shareholder approval. The Adviser, subject to the review and approval of the Board, may select one or more sub-advisers for the Funds and supervise, monitor and evaluate the performance of each sub-adviser.

The Order also permits the Adviser, subject to the approval of the Board, to replace sub-advisers and amend investment sub-advisory agreements, including fees, without shareholder approval whenever the Adviser and the Board believe such action will benefit a Fund and its shareholders. The Adviser thus has the ultimate responsibility (subject to the ultimate oversight of the Board) to recommend the hiring and replacement of sub-advisers as well as the discretion to terminate any sub-adviser and reallocate a Fund’s assets for management among any other sub-adviser(s) and itself. This means that the Adviser may be able to reduce the sub-advisory fees and retain a larger portion of the management fee, or increase the sub-advisory fees and retain a smaller portion of the management fee. The Adviser will compensate each sub-adviser out of its management fee.

The Adviser’s reliance on such Order with respect to a Fund is contingent on the holders of a majority of such Fund’s outstanding voting securities approving the Fund’s use of a manager of managers structure and the Adviser’s reliance on such Order. Prior to the date of this Prospectus, shareholders of each of the Mobile Payments ETF, Drone Economy ETF, and Video Game ETF approved the use by such Funds of a manager of managers structure and the Adviser’s reliance on such Order. As of the date of this Prospectus, shareholders of the Cyber Security ETF and Junior Silver ETF had not yet approved the use by such Funds of a manager of managers structure and the Adviser’s reliance on such Order.

Portfolio Managers

The Funds’ portfolio managers are primarily responsible for the day to day management of the Funds. The portfolio managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy, and overseeing any members of the portfolio management team with more limited responsibilities.

The Funds are managed by Timothy J. Collins and Travis E. Trampe, each a Portfolio Manager of the Adviser.

Mr. Timothy Collins has over 25 years of experience in financial services, having spent more than 15 years establishing trading operations and investment firms in both the United States and Europe. Prior to joining the Adviser in 2016, he spent 11 years as a founding partner and Managing Director of Fairfield Advisors, LLC, an investment management firm, where he developed sophisticated trading strategies with an emphasis on ETFs and commodities. Mr. Collins has established market making operations for European based ETF products for both Goldman Sachs & Spear Leeds Kellogg in London, and he was responsible for primary market making activity in a large number of indexed products, including ETFs, equity baskets, futures contracts, swap agreements and other derivative instruments. Prior to founding Fairfield Advisors, Mr. Collins was head trader for Intermarket Management, Inc., where he was responsible for index arbitrage in the Commodity Research Bureau (CRB) Commodity Index and the U.S. Dollar Index. In this role, he worked on behalf of several U.S. pension funds and corporations. Mr. Collins received a Masters of Business Administration from the Stern School of Business at New York University with a dual major in Finance and International Business. He also has a Bachelor of Science degree in Finance from Fairfield University.

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Mr. Travis Trampe has over 15 years of investment management experience specializing in portfolio management of index funds and ETFs. Prior to joining the Adviser in 2016 and beginning on 2013, he was an independent consultant to ETF firms with respect to their portfolio management operations. Mr. Trampe was previously a portfolio manager with Deutsche Bank during 2013 and from 2011 to 2012 was a Senior Portfolio Manager at Scotttrade-Focusshares. Prior to joining Scottrade-Focusshares, Mr. Trampe was a portfolio manager for Invesco Powershares, a quantitative analyst for Quantitative Services Group, and an analyst for Principal Global Investors and Principal Financial Group. Mr. Trampe has a Bachelor of Science degree in Business Administration with an emphasis on Finance from Nebraska Wesleyan University.

The SAI provides additional information about each Portfolio Manager’s compensation, other accounts managed, and ownership of the applicable Funds’ shares.

Buying and Selling the Funds

Each Fund’s shares are listed for secondary trading on the Exchange. When you buy or sell a Fund’s shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The shares will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of the shares. The Exchange is generally open Monday through Friday and is closed weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

NAV per share for a Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by its total number of shares outstanding. Expenses and fees, including management and distribution fees, if any, are accrued daily and taken into account for purposes of determining NAV. NAV is determined each business day, normally as of the close of regular trading of the NYSE (ordinarily 4:00 p.m., Eastern time).

When determining NAV, the value of a Fund’s portfolio securities is based on market prices of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of the value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Board believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures. Fair value pricing may be used in a variety of circumstances, including, but not limited to, situations when the value of a security in a Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded but prior to the close of the Exchange (such as in the case of a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices.

Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security will materially differ from the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s Index. This may result in a difference between a Fund’s performance and the performance of the Fund’s Index.

The Funds invest in non-U.S. securities. Non-U.S. securities held by a Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s NAV may change on days when Authorized Participants will not be able to purchase or redeem Fund shares.

Frequent Purchases and Redemptions of the Funds’ Shares
Unlike frequent trading of shares of a traditional open-end mutual fund’s (i.e., not exchange-traded) shares, frequent trading of shares of the Funds on the secondary market does not disrupt portfolio management, increase the Funds’ trading costs, lead to realization of capitalization gains, or otherwise harm the Funds’ shareholders because these trades do not involve the Funds directly. Certain institutional investors are authorized to purchase and redeem a Fund’s shares directly with the Fund. Because these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects noted above that may result from frequent cash trades. Moreover, the Funds impose transaction fees on in-kind purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Funds in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for Creation Units, reflecting the fact that a Fund’s trading costs increase in those circumstances. For these reasons, the Board has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in shares of the Funds.

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Dividends, Distributions, and Taxes

Fund Distributions
The Funds intend to pay out dividends, if any, quarterly and distribute any net realized capital gains to their shareholders at least annually.

Dividend Reinvestment Service
Brokers may make available to their customers who own a Fund’s shares the DTC book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the Fund. Without this service, investors would receive their distributions in cash. In order to achieve the maximum total return on their investments, investors are encouraged to use the dividend reinvestment service. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require a Fund’s shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of a Fund purchased in the secondary market.

Tax Information
The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-deferred account. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

Tax Status of the Funds
Each Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies under the Code. As long as each Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Tax Status of Distributions

●	Each Fund will, for each year, distribute substantially all of its net investment income and net capital gains.

●	Each Fund’s distributions from income will generally be taxed to you as ordinary income or qualified dividend income. For non-corporate shareholders, dividends reported by a Fund as qualified dividend income are generally eligible for reduced tax rates.

●	Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. A Fund’s strategies may limit its ability to distribute dividends eligible for the dividends-received deduction for corporate shareholders.

●	Any distributions of net capital gain (the excess of a Fund’s net long-term capital gains over its net short-term capital losses) that you receive from the Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed to non-corporate shareholders at reduced maximum rates.

●	Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares through a broker’s dividend reinvestment service. If you receive dividends or distributions in the form of additional shares through a broker’s dividend reinvestment service, you will be required to pay applicable federal, state or local taxes on the reinvested dividends but you will not receive a corresponding cash distribution with which to pay any applicable tax.

●	A Fund may be able to pass through to you foreign tax credits for certain taxes paid by the Fund, provided the Fund meets certain requirements.

●	Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.

●	Each Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, foreign tax credits and net capital gain distributions received from the Fund shortly after the close of each calendar year.

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Taxes on Exchange-Listed Share Sales. Any capital gain or loss realized upon a sale of shares will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less, except that any capital loss on the sale of shares held for six months or less will be treated as long-term capital loss to the extent of amounts treated as distributions of long-term capital gains to the shareholder with respect to such shares.

Investment in Foreign Securities. The Funds may be subject to foreign withholding taxes on income they may earn from investing in foreign securities, which may reduce the return on such investments. In addition, the Funds’ investments in foreign securities or foreign currencies may increase or accelerate the Funds’ recognition of ordinary income and may affect the timing or amount of their distributions. The Funds may be eligible to file an election that would permit shareholders who are U.S. citizens, resident aliens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax returns for their pro rata portions of qualified taxes paid by the Funds to foreign countries in respect of foreign securities held for at least the minimum period specified in the Code. For the purposes of the foreign tax credit, each such shareholder would include in gross income from foreign sources its pro rata share of such taxes. Certain limitations imposed by the Code may prevent shareholders from receiving a full foreign tax credit or deduction for their allocable amount of such taxes.

Medicare Tax. U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Non-U.S. Investors. If you are not a citizen or permanent resident of the United States, a Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. This 30% withholding tax generally will not apply to distributions of net capital gain.

Distributions paid after June 30, 2014 and sale proceeds and certain capital gain dividends paid after December 31, 2016 to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate. Distributions paid after June 30, 2014 and sale proceeds and certain capital gain dividends paid after December 31, 2018 to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Backup Withholding. The Funds or your broker will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 28%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

Distribution

The Distributor, ETFMG Financial LLC, an affiliate of the Adviser, is a broker-dealer registered with the U.S. Securities and Exchange Commission. The Distributor distributes Creation Units for the Funds on an agency basis and does not maintain a secondary market in the Funds’ shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The principal business address of the Distributor is 30 Maple Street, Summit, New Jersey 07901.

The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund, except the Junior Silver ETF. In accordance with the Plan, each Fund other than the Junior Silver ETF is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.

No Rule 12b-1 fees are currently paid by the Funds, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of each applicable Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

Fund Service Providers

Sullivan & Worcester LLP, 1666 K Street NW, Washington, DC 20006, serves as legal counsel to the Funds.

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WithumSmith + Brown, PC, with offices located at 1411 Broadway, 9th Floor, New York, New York, 10018, serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

Index/Trademark Licenses/Disclaimers

EE Funds LLC is a financial research firm that specializes in the Video Gaming Company industry. EE Funds LLC is not affiliated with the Trust, the Adviser, the Funds’ administrator, custodian, transfer agent, distributor, or any of their respective affiliates.

The EEFund Video Game Tech index (the “Video Game Tech Index”) is a product of EE Funds LLC (“EE Funds”) and the Reality Shares Drone Index (the “Drone Index”) is a product of Reality Shares, Inc. (“Reality Shares” and EE Funds, the “Index Parties”)). The Adviser has entered into license agreements to use the applicable Index and the marketing name and licensed trademark of the applicable index provider (the “Index Trademark”). The Adviser is sub-licensing rights to each Index to the applicable Fund at no charge. The Adviser is permitted to sub-license each Index Trademark for the purpose of promoting and marketing the Funds. The Index Parties have no obligation to take the needs of the Adviser or the owners of the Funds into consideration in determining, composing or calculating the applicable Index. The Index Parties will apply all necessary means to ensure the accuracy of the applicable Index. However, the Index Parties shall not be liable (whether in negligence or otherwise) to any person for any error in an Index and shall not be under any obligation to advise any person of any error therein. All copyrights in Index values and constituent lists vest in the applicable index provider. Neither the publication of an Index by the Index Parties nor the granting of a license of rights relating to an Index or to an Index Trademark for the utilization in connection with a Fund, represents a recommendation by the Index Parties for a capital investment or contains in any manner a warranty or opinion by the Index Parties with respect to the attractiveness of an investment in a Fund. The Funds are not sponsored, endorsed, or sold by the Index Parties or their respective affiliates. The Index Parties and their respective affiliates make no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of trading in the Funds. The Index Parties and their respective affiliates are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Funds to be sold or in the determination or calculation of the equation by which the Funds are to be converted into cash. The Index Parties and their respective affiliates have an obligation in connection with the administration and marketing of the Funds but have no obligations or liabilities in connection with the trading of the Funds. Notwithstanding the foregoing, the Index Parties and their affiliates may independently issue and/or sponsor financial products unrelated to the Funds currently being issued by the licensee, but which may be similar to and competitive with a Fund. In addition, the Index Parties, and their affiliates may trade financial products which are linked to the performance of an Index. It is possible that this trading activity will affect the value of an Index and the applicable Fund.

Shares of the Trust are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of the shares of the Funds. The Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the shares of the Funds to be issued, or in the determination or calculation of the equation by which the shares are redeemable.

The Exchange has no obligation or liability to owners of the shares of the Funds in connection with the administration, marketing, or trading of the shares of the Funds. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Adviser and the Funds make no representation or warranty, express or implied, to the owners of shares of the Funds or any members of the public regarding the advisability of investing in securities generally or in the Funds particularly.

Premium/Discount Information

Information regarding the number of days each Fund’s market price was a price above (i.e., at a premium) or below (i.e., at a discount) its NAV for the most recently completed calendar year and the most recently completed calendar quarters since that year, are provided, free of charge, on the Funds’ website at www.etfmgfunds.com.

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the period of each Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have gained (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by WithumSmith+Brown, PC, an independent registered public accounting firm, whose report, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available upon request.

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ETFMG Prime Mobile Payments ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Year Ended September 30, 2016	Period Ended September 30, 2015[1]
Net Asset Value, Beginning of Period	$23.53	$25.00
Income (Loss) from Investment Operations:
Net investment income (loss) [2]	0.15	(0.01)
Net realized and unrealized gain (loss) on investments	1.39	(1.46)
Total from investment operations	1.54	(1.47)
Less Distributions:
Distributions from net investment income	(0.11)	—
Total distributions	(0.11)	—
Net asset value, end of period	$24.96	$23.53

Total Return	6.51%	-5.86%[3]

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$8,734	$4,707

Expenses to Average Net Assets	0.75%	0.75%[4]
Net Investment Income (Loss) to Average Net Assets	0.63%	-0.23%[4]
Portfolio Turnover Rate	32%	8%[3]

1Commencement of operations on July 15, 2015.
2Calculated based on average shares outstanding during the period.
3Not annualized.
4Annualized.

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ETFMG Prime Cyber Security ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Year Ended September 30, 2016	Period Ended September 30, 2015[1]
Net Asset Value, Beginning of Period	$25.28	$25.00
Income (Loss) from Investment Operations:
Net investment income (loss) [2]	0.30	(0.05)
Net realized and unrealized gain (loss) on investments	2.52	0.33
Total from investment operations	2.82	0.28
Less Distributions:
Distributions from net investment income	(0.19)	—
Total distributions	(0.19)	—
Net asset value, end of period	$27.91	$25.28

Total Return	11.23%	1.11%[3]

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$803,794	$1,059,125

Expenses to Average Net Assets	0.75%	0.75%[4]
Net Investment Income (Loss) to Average Net Assets	1.21%	-0.19%[4]
Portfolio Turnover Rate	34%	31%[3]

1Commencement of operations on November 11, 2014.
2Calculated based on average shares outstanding during the period.
3Not annualized.
4Annualized.

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ETFMG Prime Junior Silver ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Period Ended September 30, 2013[1]
Net Asset Value, Beginning of Period	$5.28	$10.00	$11.71	$20.00
Income (Loss) from Investment Operations:
Net investment loss [2]	(0.06)	(0.03)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments	10.47	(4.69)	(1.64)	(8.27)
Total from investment operations	10.41	(4.72)	(1.70)	(8.29)
Less Distributions:
Distributions from net investment income	(0.12)	—	(0.01)	—
Total distributions	(0.12)	—	(0.01)	—
Net asset value, end of period	$15.57	$5.28	$10.00	$11.71

Total Return	201.99%	-47.20%	-14.52%	-41.45%[3]

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$77,065	$3,432	$6,997	$1,757

Expenses to Average Net Assets	0.69%	0.69%	0.69%	0.69%[4]
Net Investment Income (Loss) to Average Net Assets	-0.45%	-0.39%	-0.52%	-0.21%[4]
Portfolio Turnover Rate	33%	55%	44%	69%[3]

1Commencement of operations on November 29, 2012.
2Calculated based on average shares outstanding during the period.
3Not annualized.
4Annualized.

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ETFMG Drone Economy Strategy ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

Period Ended September 30, 2016[1]

Net Asset Value, Beginning of Period	$25.00
Income from Investment Operations:
Net investment income [2]	0.11
Net realized and unrealized gain on investments	1.68
Total from investment operations	1.79
Less Distributions:
Distributions from net investment income	(0.04)
Total distributions	(0.04)
Net asset value, end of period	$26.75
Total Return	7.15%[3]

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$6,686

Expenses to Average Net Assets	0.75%[4]
Net Investment Income to Average Net Assets	0.68%[4]
Portfolio Turnover Rate	13%[3]

1Commencement of operations on March 8, 2016.
2Calculated based on average shares outstanding during the period.
3Not annualized.
4Annualized.

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ETFMG Video Game Tech ETF

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

Period Ended September 30, 2016[1]
Net Asset Value, Beginning of Period	$25.00
Income from Investment Operations:
Net investment income [2]	0.08
Net realized and unrealized gain on investments	7.82
Total from investment operations	7.90
Less Distributions:
Distributions from net investment income	—
Total distributions	—
Net asset value, end of period	$32.90

Total Return	31.62%[3]

Ratios/Supplemental Data:
Net assets at end of period (000’s)	$6,581

Expenses to Average Net Assets	0.74%[4]
Net Investment Income to Average Net Assets	0.44%[4]
Portfolio Turnover Rate	10%[3]

1Commencement of operations on March 8, 2016.
2Calculated based on average shares outstanding during the period.
3Not annualized.
4Annualized.

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ETF Managers Trust
30 Maple Street, 2nd Floor
Summit, New Jersey 07901

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders (when available). In the Funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Funds. The SAI is incorporated by reference into, and is thus legally a part of, this Prospectus.

FOR MORE INFORMATION
To request a free copy of the latest annual or semi-annual report, when available, the SAI or to request additional information about the Funds or to make other inquiries, please contact us as follows:

Call:	1-844-383-6477
Monday through Friday
8:30 a.m. to 6:30 p.m. (Eastern Time)

Write:	ETF Managers Trust
30 Maple Street, 2nd Floor
Summit, New Jersey 07901

Visit:	www.etfmgfunds.com

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION
You can review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-551-8090. Reports and other information about the Funds are also available in the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, or you can receive copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-1520.

The Trust’s Investment Company Act file number: 811-22310

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STATEMENT OF ADDITIONAL INFORMATION January 31, 2017 as supplemented September 8, 2017

ETF Managers Trust
ETFMG Prime Mobile Payments ETF (IPAY)
ETFMG Prime Cyber Security ETF (HACK)
ETFMG Prime Junior Silver ETF (SILJ)
ETFMG Drone Economy Strategy ETF (IFLY)
ETFMG Video Game Tech ETF (GAMR)
each listed on NYSE Arca, Inc.

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus dated January 31, 2017, as may be supplemented from time to time (the “Prospectus”), of the ETFMG Prime Mobile Payments ETF (the “Mobile Payments ETF”), ETFMG Prime Cyber Security ETF (the “Cyber Security ETF”), ETFMG Prime Junior Silver ETF (the “Junior Silver ETF”), ETFMG Drone Economy Strategy ETF (the “Drone Economy ETF”),  and ETFMG Video Game Tech ETF (the “Video Game Tech ETF”) (each a “Fund” and collectively, the “Funds”). The Funds’ names changed effective August 1, 2017, prior to which they were known as the PureFunds® ISE Mobile Payments™ ETF, PureFunds® ISE Cyber Security™ ETF, PureFunds® ISE Junior Silver™ (Small Cap Miners/Explorers) ETF, PureFunds® Drone Economy Strategy ETF, and PureFunds® Video Game Tech ETF, respectively. The Financial Statements and Notes contained in the Annual Report of the Funds for the fiscal year ended September 30, 2016 (the “Annual Report”) are incorporated by reference into and are deemed part of this SAI. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus and Annual Report may be obtained without charge, by writing the Funds’ Distributor, ETFMG Financial LLC, 30 Maple Street, Summit, New Jersey, 07901, by visiting the Funds’ website at www.etfmgfunds.com or by calling 1‑844‑383‑6477.

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GENERAL INFORMATION ABOUT THE TRUST

ETF Managers Trust (the “Trust” and formerly known as FactorShares Trust) is an open-end management investment company currently consisting of multiple investment series, including the Funds. The Trust was organized as a Delaware statutory trust on July 1, 2009. The Trust is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company and the offering of the Funds’ shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). ETF Managers Group LLC (the “Adviser”) serves as investment adviser to the Funds. The investment objective of the Funds is to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of a specified market index (each an “Index” or “Underlying Index” and, collectively, the “Indexes” or “Underlying Indexes”).

Each Fund offers and issues Shares at their net asset value only in aggregations of a specified number of Shares (each, a “Creation Unit”). Each Fund generally offers and issues Shares in exchange for a basket of securities included in its Index (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares of each Fund are listed on the NYSE Arca, Inc. (the “NYSE Arca” or “Exchange”) and trade on the Exchange at market prices. These prices may differ from the Shares’ net asset values. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for portfolio securities and a specified cash payment. A Creation Unit of a Fund consists of at least 50,000 Shares.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust an amount in cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

PORTFOLIO HOLDINGS

Policy on Disclosure of Portfolio Holdings

The Board of Trustees of the Trust (the “Board”) has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of the Funds’ shareholders. The policy is designed to: (i) protect the confidentiality of a Fund’s non-public portfolio holdings information, (ii) prevent the selective disclosure of such information, and (iii) ensure compliance by the Adviser and the Funds with the federal securities laws, including the 1940 Act and the rules promulgated thereunder and general principles of fiduciary duty. The Funds’ portfolio holdings, or information derived from the Funds’ portfolio holdings, may, in the Adviser’s discretion, be made available to third parties if (i) such disclosure has been included in the Funds’ public filings with the SEC or is disclosed on the Funds’ publicly accessible Website, (ii) such disclosure is determined by the Chief Compliance Officer (“CCO”) to be in the best interests of Fund shareholders and consistent with applicable law; (iii) such disclosure information is made equally available to anyone requesting it; and (iv) the Adviser determines that the disclosure does not present the risk of such information being used to trade against the Funds.

Each business day portfolio holdings information will be provided to the Funds’ transfer agent or other agent for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee based subscription services to NSCC members and/or subscribers to those other fee based subscription services, including Authorized Participants, (defined below) and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Funds in the secondary market. Information with respect to the Funds’ portfolio holdings is also disseminated daily on the Funds’ website.

The transfer agent may also make available portfolio holdings information to other institutional market participants and entities that provide information services. This information typically reflects the Fund’s anticipated holdings on the following business day. “Authorized Participants” are broker-dealer firms that have entered into Authorized Participant Agreements with the Distributor to purchase and redeem large blocks of shares (known as Creation Units) pursuant to legal requirements, including the exemptive order granted by the SEC, through which the Funds offer and redeem shares. Other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only in limited circumstances, as described in this section.

Disclosure to providers of auditing, custody, proxy voting and other similar services for the Funds, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and Authorized Participants that sell shares of the Funds) only upon approval by the CCO. The recipients who may receive non-public portfolio holdings information are as follows: the Adviser and its affiliates, the Funds’ independent registered public accounting firm, the Funds’ distributor, administrator and custodian, the Funds’ legal counsel, the Funds’ financial printer and the Funds’ proxy voting service. These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to the Funds may release non-public portfolio holdings information of the Funds only with the permission of the CCO.

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Portfolio holdings will be disclosed through required filings with the SEC. Each Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semiannual period) and Form N-Q (with respect to the first and third quarters of the Fund’s fiscal year). Shareholders may obtain a Fund’s Forms N-CSR and N-Q filings on the SEC’s website at www.sec.gov. In addition, a Fund’s Forms N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, DC. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the public reference room. Under the policy, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES, AND RELATED RISKS

Each Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.

Non-Diversification

The Funds are classified as non-diversified investment companies under the 1940 Act. A “non-diversified” classification means that the Funds are not limited by the 1940 Act with regard to the percentage of their assets that may be invested in the securities of a single issuer. This means that the Funds may invest a greater portion of their assets in the securities of a single issuer or a small number of issuers than a diversified fund. The securities of a particular issuer or a small number of issuers may constitute a greater portion of the Underlying Index of a Fund and, therefore, the securities may constitute a greater portion of the Fund’s portfolio. This may have an adverse effect on a Fund’s performance or subject a Fund’s Shares to greater price volatility than more diversified investment companies. Moreover, in pursuing its objective, a Fund may hold the securities of a single issuer in an amount exceeding 10% of the market value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”). In particular, as a Fund’s size grows and its assets increase, it will be more likely to hold more than 10% of the securities of a single issuer if the issuer has a relatively small public float as compared to other components in its Underlying Index.

Concentration

The Funds will, to the extent their respective Underlying Index does, concentrate their investments in a particular industry or group of industries, as described in the Prospectus. The securities of issuers in particular industries may dominate the Underlying Index of a Fund and consequently the Fund’s investment portfolio. This may adversely affect a Fund’s performance or subject its Shares to greater price volatility than that experienced by less concentrated investment companies.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices and the associated risk factors. Each Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with the Fund’s investment objective and permitted by the Fund’s stated investment policies. The information below should be read in conjunction with the “Principal Investment Strategies” and “Principal Risks” sections of the Prospectus. The information below pertains to non-principal investment strategies and risks of the Funds, while the information in the Prospectus pertains to principal investment strategies and risks of the Funds.

Equity Securities

Equity securities represent ownership interests in a company and include common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Funds invest will cause the net asset value of the Funds to fluctuate.

Types of Equity Securities:

Common Stocks — Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.

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Preferred Stocks — Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.

Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

Convertible Securities — Convertible securities are securities that may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer’s common stock at a Fund’s option during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). A convertible security is generally a fixed income security that is senior to common stock in an issuer’s capital structure, but is usually subordinated to similar non-convertible securities. In exchange for the conversion feature, many corporations will pay a lower rate of interest on convertible securities than debt securities of the same corporation. In general, the market value of a convertible security is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., its value upon conversion into its underlying common stock).

Convertible securities are subject to the same risks as similar securities without the convertible feature. The price of a convertible security is more volatile during times of steady interest rates than other types of debt securities. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying common stock declines.

Rights and Warrants — A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Risks of Investing in Equity Securities:

General Risks of Investing in Stocks — While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

●	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;
●	Factors affecting an entire industry, such as increases in production costs; and
●	Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

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Small- and Medium-Sized Companies — Investors in small- and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of small- and medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to experience less frequent trading and be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies. As a result of the differences between the securities of small- and medium-sized companies and those of companies with larger capitalizations, it may be more difficult for a Fund to buy or sell a significant amount of the securities of a small- or medium- company without an adverse impact on the price of the company’s securities, or a Fund may have to sell such securities in smaller quantities over a longer period of time, which may increase the Fund’s tracking error.

When-Issued Securities — A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. When a Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

Decisions to enter into “when-issued” transactions will be considered on a case-by-case basis when necessary to maintain continuity in a company’s index membership. A Fund will segregate cash or liquid securities equal in value to commitments for the when-issued transactions. A Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Foreign Issuers
A Fund may invest a significant portion of its assets in issuers located outside the United States directly, or in financial instruments that are indirectly linked to the performance of foreign issuers. Examples of such financial instruments include depositary receipts, which are described further below, “ordinary shares,” and “New York shares” issued and traded in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. American Depositary Receipts (“ADRs”), ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the Funds from the foreign settlement risks described below.

Investing in foreign companies may involve risks not typically associated with investing in United States companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than United States markets, and prices in some foreign markets can be more volatile than those of domestic securities. Therefore, a Fund’s investment in foreign securities may be less liquid and subject to more rapid and erratic price movements than comparable securities listed for trading on U.S. exchanges. Non-U.S. equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There may be less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, that increase the likelihood of a failed settlement, which can result in losses to a Fund. The value of non-U.S. investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S. This may cause a Fund to incur higher portfolio transaction costs than domestic equity funds. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed. Many foreign countries lack uniform accounting, auditing and financial reporting standards comparable to those that apply to United States companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for United States investments.

Investing in companies located abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investment may be affected by actions of foreign governments adverse to the interests of United States investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on United States investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

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Investing in companies domiciled in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure, and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

Geographic Concentration
Funds that are less diversified across countries or geographic regions are generally riskier than more geographically diversified funds. A fund that focuses on a single country or a specific region is more exposed to that country’s or region’s economic cycles, currency exchange rates, stock market valuations and political risks, among others, compared with a more geographically diversified fund. The economies and financial markets of certain regions, such as Asia and the Middle East, can be interdependent and may be adversely affected by the same events.

Risk Factors Regarding Canada. Because the investments of the Junior Silver ETF may be geographically concentrated in Canadian companies or companies that have a significant presence in Canada, investment results could be dependent on the financial condition of the Canadian economy. The Canadian economy is reliant on the sale of natural resources and commodities, which can pose risks such as the fluctuation of prices and the variability of demand for exportation of such products. Changes in spending on Canadian products by the economies of other countries or changes in any of these economies may cause a significant impact on the Canadian economy.

Depositary Receipts
A Fund’s investment in securities of foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers. ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States. Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”) are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer, however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies, and are generally designed for use in specific or multiple securities markets outside the U.S. EDRs, for example, are designed for use in European securities markets while GDRs are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.

A Fund will not invest in any unlisted Depositary Receipts or any Depositary Receipt that the Adviser deems to be illiquid or for which pricing information is not readily available. In addition, all Depositary Receipts generally must be sponsored. However, a Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. The use of Depositary Receipts may increase tracking error relative to an Underlying Index.

Real Estate Investment Trusts (“REITs”)
A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) that meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

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REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which a Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for favorable tax treatment under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

U.S. Government Securities
The Funds may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. There can be no guarantee that the United States will be able to meet its payment obligations with respect to such securities. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government may decline or be negative for short or long periods of time. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt can raise concerns that the U.S. government will not be able to make principal or interest payments when they are due. This increase has also necessitated the need for the U.S. Congress to negotiate adjustments to the statutory debt ceiling to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. In August 2011, Standard & Poor’s lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade at that time, S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. On November 2, 2015, following passage by Congress, the President of the United States signed the Bipartisan Budget Act of 2015, which suspends the statutory debt limit through March 15, 2017. Any controversy or ongoing uncertainty regarding the statutory debt ceiling negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected.

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The value of direct or indirect investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities. On the other hand, if rates fall, the value of the fixed income securities generally increases. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. The value of direct or indirect investments in fixed income securities may be affected by the inability of issuers to repay principal and interest or illiquidity in debt securities markets.

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U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

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Receipts. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

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U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

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U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund’s Shares.

Borrowing
Although the Funds do not intend to borrow money, each Fund may do so to the extent permitted by the 1940 Act. Under the 1940 Act, each Fund may borrow up to one-third (1/3) of its net assets. The Funds will borrow money only for short-term or emergency purposes. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. Borrowing will tend to exaggerate the effect on net asset value (“NAV”) of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. Each Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Other Short-Term Instruments
The Funds may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” by S&P, or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Funds. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Short-term instruments that are fixed-income instruments are generally subject to the same risks as other fixed-income instruments, including credit risk and interest rate risk, and short-term instruments that are money market funds are generally subject to the same risks as other investment companies, including the obligation to pay a Fund’s share of the underlying fund’s expenses.
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Investment Companies
The Funds may invest in the securities of other investment companies, including money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), the Funds may invest in the securities of another investment company (the “acquired company”) provided that a Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of a Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of a Fund) having an aggregate value in excess of 10% of the value of the total assets of a Fund. To the extent allowed by law or regulation, the Funds may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above.

If a Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in securities of other registered investment companies, including the Funds. The acquisition of a Fund’s Shares by registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act, except as may be permitted by exemptive rules under the 1940 Act or as may at some future time be permitted by an exemptive order that permits registered investment companies to invest in a Fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the registered investment company enter into an agreement with a Fund regarding the terms of the investment.

A Fund may rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (a) the Fund, together with its affiliates, acquires no more than three percent of the outstanding voting stock of any acquired fund, and (b) the sales load charged on the Fund’s shares is no greater than the limits set forth in Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

A Fund will incur higher and duplicative expenses when it invests in other investment companies such as mutual funds and ETFs. There is also the risk that a Fund may suffer losses due to the investment practices of the underlying funds. When a Fund invests in other investment companies, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies.

Lending Portfolio Securities
Each Fund, except the Junior Silver ETF, may lend portfolio securities to certain creditworthy borrowers in U.S. and non-U.S. markets in an amount not to exceed one third (33 1/3%) of the value of its total assets. The borrowers provide collateral that is maintained in an amount at least equal to the current value of the securities loaned. The Funds may terminate a loan at any time and obtain the return of the securities loaned. The Funds receive the value of any interest or cash or non-cash distributions paid on the loaned securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Funds are compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Funds are compensated by a fee paid by the borrower equal to a percentage of the value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser.

The Funds may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Funds in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from a Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.
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The Funds will generally seek to recall securities on loan to vote on matters if the result of the vote may materially affect the investment. However, in some circumstances the Funds may be unable to recall the securities in time to vote or may determine that the benefits to the Funds of voting are outweighed by the direct or indirect costs of such a recall. In these circumstances, loaned securities may be voted or not voted in a manner adverse to the best interests of the Funds.

Futures Contracts, Options and Swap Agreements
The Funds may utilize futures contracts, options contracts and swap agreements. The Funds will segregate cash and/or appropriate liquid assets if required to do so by SEC or Commodity Futures Trading Commission (“CFTC”) regulation or interpretation.

Futures Contracts. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

A Fund is required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

Options. The Funds may purchase and sell put and call options. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.

The Funds may use exchange-traded futures and options, together with positions in cash and money market instruments, to simulate full investment in its Underlying Index. Exchange-traded futures and options contracts are not currently available for the Index. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the applicable Index components or a subset of the components.

To the extent a Fund invests in futures, options on futures or other instruments subject to regulation by the CFTC, it will seek to do so in reliance upon and in accordance with CFTC Rule 4.5. Specifically, pursuant to CFTC Rule 4.5, the Trust may claim exclusion from the definition of CPO, and thus from having to register as a CPO, with regard to a Fund that enters into commodity futures, commodity options or swaps solely for “bona fide hedging purposes,” or that limits its investment in commodities to a “de minimis” amount, as defined in CFTC rules, so long as the shares of such Fund are not marketed as interests in a commodity pool or other vehicle for trading in commodity futures, commodity options or swaps. To the extent a Fund invests in futures, options on futures or other instruments subject to regulation by the CFTC, the Trust, on behalf of the applicable Fund(s), will file a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with CFTC Rule 4.5. It is expected that the Funds will be able to operate pursuant to the limitations under CFTC Rule 4.5 without materially adversely affecting its ability to achieve their respective investment objective. If, however, these limitations were to make it difficult for the Funds to achieve their respective investment objectives in the future, the Trust may determine to operate the Funds as a regulated commodity pool pursuant to the Trust’s CPO registration or to reorganize or close the Funds or to materially change the Funds’ respective investment objective and strategy. In addition, as of the date of this SAI, the Adviser is not deemed to be a “commodity pool operator” or “commodity trading adviser” with respect to the advisory services it provides to the Funds.

Restrictions on the Use of Futures and Options. The Funds reserve the right to engage in transactions involving futures and options thereon to the extent allowed by the CFTC regulations in effect from time to time and in accordance with the Funds’ policies. A Fund would take steps to prevent its futures positions from “leveraging” its securities holdings. When it has a long futures position, it will maintain with its custodian bank, cash or equivalents. When it has a short futures position, it will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and equivalents (or a combination of the foregoing) having a value equal to the net obligation of a Fund under the contract (less the value of any margin deposits in connection with the position).

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Short Sales. The Funds may engage in short sales that are either “uncovered” or “against the box.” A short sale is “against the box” if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, the Fund may: (a) segregate cash or liquid securities at such a level that (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund’s short position.

Swap Agreements. The Funds may enter into swap agreements; including interest rate, index, and total return swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, i.e., where the two parties make net payments with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Fund.

Future Developments
The Funds may take advantage of opportunities in the area of options and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by the Funds or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Funds’ respective investment objective and legally permissible for the Funds. Before entering into such transactions or making any such investment, the Funds will provide appropriate disclosure.

SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in each Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.

General
Investment in a Fund should be made with an understanding that the value of a Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.
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Cyber Security Risk
Investment companies, such as the Funds, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Funds or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Funds to regulatory fines or financial losses, and cause reputational damage. The Funds may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Funds invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such portfolio companies to lose value.

Futures and Options Transactions
Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market therefore. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it has sold. A Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts, when available, in this manner. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit the Funds’ risk exposure to that which is comparable to what the Funds would have incurred through direct investment in securities.

Utilization of futures transactions by a Fund involves the risk of imperfect or even negative correlation to its Underlying Index if the index underlying the futures contracts differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Risks of Swap Agreements
Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect a Fund’s rights as a creditor.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Tax Risks
As with any investment, you should consider how your investment in Shares of the Funds will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of the Funds.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Funds make distributions or you sell Shares.

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CONTINUOUS OFFERING

The method by which Creation Units of Shares are created and sold may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of the Funds are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the exchange is satisfied by the fact that the Funds’ prospectus is available at the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Funds. These restrictions cannot be changed with respect to a Fund without the approval of the holders of a majority of a Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of a Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund. Except with the approval of a majority of the outstanding voting securities, a Fund may not:

1.
Concentrate its investments in an industry or group of industries (i.e., hold 25% or more of its net assets in the stocks of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.
Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.
Lend any security or make any other loan, except to the extent permitted under the 1940 Act the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. The Junior Silver ETF may not make loans.

4.
Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.
Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

In addition to the investment restrictions adopted as fundamental policies as set forth above, the Funds observe the following restrictions, which may be changed without a shareholder vote.

1.
A Fund will not invest in illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a Fund has valued the investment.

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2.
Under normal circumstances, a Fund will not invest less than 80% of its net assets, plus the amount of any borrowings for investment purposes, in the component securities of its Underlying Index. For purposes of this policy, ADRs and GDRs based on the component securities of the Underlying Index are treated as component securities of the Fund’s Underlying Index. Prior to any change in this 80% investment policy, a Fund will provide shareholders with 60 days’ written notice.

3.
Under normal circumstances, each of the Drone Economy ETF and Video Game Tech ETF will invest at least 80% of its total assets in securities, ADRs, or GDRs of Drone Economy Companies and Video Gaming Companies, respectively, as defined in the Prospectus. Prior to any change in this 80% investment policy, the applicable Fund(s) will provide shareholders with 60 days’ written notice.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Concentration. The SEC has defined concentration as investing 25% or more of an investment company’s net assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. Except with respect to the Junior Silver ETF, the Funds’ current investment policy on lending is as follows: a Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending subject to the limitations described in this SAI. The Junior Silver ETF may not make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies. The Junior Silver ETF will not lend, hypothecate or re-hypothecate any underlying non-cash securities.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Funds will not purchase or sell real estate, except that the Funds may purchase marketable securities issued by companies which own or invest in real estate (including REITs).

Commodities. The Funds will not purchase or sell physical commodities or commodities contracts, except that the Funds may purchase: (i) marketable securities issued by companies which own or invest in commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in a Fund is contained in the summary section of the Funds’ Prospectus under the “PURCHASE AND SALE OF FUND SHARES” and in the statutory Prospectus under “BUYING AND SELLING THE FUNDS.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of each Fund are approved for listing and trading on the applicable Exchange, subject to notice of issuance. The Shares trade on the applicable Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the applicable Exchange necessary to maintain the listing of Shares of a Fund will continue to be met.

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The applicable Exchange may, but is not required to, remove the Shares of a Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days; (2) the value of its Underlying Index or portfolio of securities on which the Fund is based is no longer calculated or available; (3) the “indicative optimized portfolio value” (“IOPV”) of the Fund is no longer calculated or available; or (4) such other event shall occur or condition exists that, in the opinion of the applicable Exchange, makes further dealings on the Exchange inadvisable. In addition, the applicable Exchange will remove the Shares from listing and trading upon termination of the Trust or a Fund.

The applicable Exchange will disseminate, every fifteen seconds during the regular trading day, an IOPV relating to the Funds. The IOPV calculations are estimates of the value of a Fund’s net asset value per Share using market data converted into U.S. dollars at the current currency rates. The IOPV price is based on quotes and closing prices from the local securities market and may not reflect events that occur subsequent to the local market’s close. Premiums and discounts between the IOPV and the market price may occur. This should not be viewed as a “real-time” update of the net asset value per Share of a Fund, which is calculated only once a day. None of the Fund, the Adviser, nor any of their affiliates is involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

The Trust reserves the right to adjust the Share price of a Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

As in the case of other publicly traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The base and trading currencies of the Funds is the U.S. dollar. The base currency is the currency in which a Fund’s net asset value per Share is calculated and the trading currency is the currency in which Shares of the Fund are listed and traded on the applicable Exchange.

MANAGEMENT OF THE TRUST

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Fund Management.”

Board Responsibilities. The management and affairs of the Trust and the Funds described in this SAI, are overseen by the Trustees. The Board elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Funds. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.

Like most registered investment companies, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of the applicable Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the other service providers such as a Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which a Fund may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreements with the Adviser, the Board meets with the Adviser to review such services. Among other things, the Board regularly considers the Adviser’s adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s performance and the Fund’s investments, including, for example, portfolio holdings schedules.

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The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from a Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Board has also established a Fair Value Committee that is responsible for implementing the Trust’s Fair Value Procedures and providing reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of each Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Funds’ Adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are three members of the Board, two of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”). Samuel Masucci, III, an interested person of the Trust, serves as Chairman of the Board. The Trust does not have a lead Independent Trustee. The Board is comprised of 67% Independent Trustees. There is an Audit Committee of the Board that is chaired by an Independent Trustee and comprised solely of Independent Trustees. The Audit Committee chair presides at the Committee meetings, participates in formulating agendas for Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Committee as set forth in its Board-approved charter. Because of the ease of communication arising from the relatively small size of the Board and the small number of Independent Trustees, the Board has determined not to designate a lead Independent Trustee at this time.

The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees constitute 67% of the Board, the number of Independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of Funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

The Board of Trustees has three standing committees: the Audit Committee, Nominating Committee and Fair Value Committee. The Audit Committee and Nominating Committee are chaired by an Independent Trustee and composed of Independent Trustees.

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Set forth below are the names, birth years, positions with the Trust, length of term of office, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust, as well as information about each officer. The business address of each Trustee and officer is 30 Maple Street, 2nd Floor, Summit, New Jersey 07901.

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee and Officers
Samuel Masucci, III (1962)	Trustee, Chairman of the Board and President (since 2012); Secretary (since 2014)	Chief Executive Officer, Exchange Traded Managers Group LLC (since 2013); Chief Executive Officer, ETF Managers Group LLC (since 2012); Chief Executive Officer, ETF Managers Capital LLC (commodity pool operator) (since 2014); Chief Executive Officer (2012–2016) and Chief Compliance Officer (2012–2014), Factor Advisors, LLC (investment adviser); President and Chief Executive Officer, Factor Capital Management LLC (2012–2014) (commodity pool operator).	9	None
John A. Flanagan, (1946)	Treasurer (since 2015)
President, John A. Flanagan CPA, LLC (accounting services) (since 2010); Treasurer, ETF Managers Trust (since 2015); Chief Financial Officer, ETF Managers Capital LLC (commodity pool operator) (since 2015).
			n/a	n/a
Reshma J. Amin (1978)	Chief Compliance Officer (since 2016)	Chief Compliance Officer, ETF Managers Group LLC (since 2016); Chief Compliance Officer, ETF Managers Capital LLC (since 2016); Partner, Crow & Cushing (law firm) (2007–2016).	n/a	n/a

* Mr. Masucci is an interested Trustee by virtue of his role as the Chief Executive Officer of the Adviser.

Name and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
John W. Southard (1969)	Trustee (since 2012)	Director and Co-Founder, T2 Capital Management, 2010 to present; Co-Founder and Head of Research and Trading, PowerShares Capital Management, 2002 to 2009.	9	None
Terry Loebs (1963)	Trustee (since 2014)	Founder and Managing Member, Pulsenomics LLC (index product development and consulting firm) (since 2011); Managing Director, MacroMarkets, LLC (exchange-traded products firm) (2006–2011).	9	None

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of each Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

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The Trust has concluded that Mr. Masucci should serve as Trustee because of the experience he has gained as chief executive officer of multiple investment advisory firms as well as his knowledge of and experience in the financial services industry.

The Trust has concluded that Mr. Southard should serve as Trustee because of the experience he has gained as a co-founder of both a leading company in the exchange-traded funds industry and a private equity real estate firm as well as his knowledge of and experience in the financial services industry.

The Trust has concluded that Mr. Loebs should serve as Trustee because of his diverse experience in capital markets, including asset pricing and trading, market research, index development, and exchange-traded products, as well as his knowledge of and experience in the financial services industry.

Board Committees
The Board has established the following standing committees:

Audit Committee. The Board has a standing Audit Committee that is composed of 100% of the Independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Funds’ independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the Funds’ independent registered public accounting firm to the Trust and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust’s Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; reviewing the Funds’ audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Funds’ independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Funds’ financial statements; and other audit related matters. All of the Independent Trustees currently serve as members of the Audit Committee. The Audit Committee also acts as the Trust’s qualified legal compliance committee. During the fiscal year ended September 30, 2016, the Audit Committee met four times.

Nominating Committee. The Board has a standing Nominating Committee that is composed of 100% of the Independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust’s Board, if any. The Nominating Committee generally will not consider nominees recommended by shareholders. All of the Independent Trustees currently serve as members of the Nominating Committee. During the fiscal year ended September 30, 2016, the Nominating Committee did not meet.

Fair Value Committee. The Board also has established a Fair Value Committee that may be comprised of representatives from the Adviser, representatives from the Funds’ administrator, counsel to the Funds, and/or members of the Board of Trustees. The Fair Value Committee operates under procedures approved by the Board. The Fair Value Committee is responsible for the valuation and revaluation of any portfolio investments for which market quotations or prices are not readily available. During the fiscal year ended September 30, 2016, the Fair Value Committee did not meet.

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OWNERSHIP OF SHARES

The following table shows the dollar amount ranges of each Trustee’s “beneficial ownership” of shares of each Fund as of the end of the most recently completely calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of December 31, 2016, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of each series of the Trust.

	Dollar Range of Shares					Aggregate Dollar Range of Shares (All Funds in the Complex)
Name	Mobile Payments ETF	Cyber Security ETF	Junior Silver ETF	Drone Economy ETF	Video Game Tech ETF
Interested Trustee
Samuel Masucci, III	None	None	None	None	None	None
Independent Trustees
John W. Southard	None	None	None	None	None	None
Terry Loebs	None	None	None	None	None	None

Compensation of the Trustees and Officers

The Trustees received the following compensation during the fiscal year ended September 30, 2016. The Adviser, and not the Funds, is responsible for compensating the Trustees.

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex
Interested Trustee
Samuel Masucci, III	$0	$0	$0	$0
Independent Trustees
John W. Southard	$0	$0	$0	$62,250
Terry Loebs	$0	$0	$0	$62,250

CODES OF ETHICS

The Trust, the Adviser, and ETFMG Financial LLC (the “Distributor”) have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust, the Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the codes of ethics). These Codes prohibit personnel of the Adviser and the Distributor from investing in securities that may be purchased or held by the Funds.

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics has been filed with the SEC and may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICIES

The Funds have delegated proxy voting responsibilities to the Adviser, subject to the Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with each Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted proxy voting policies and guidelines for this purpose (“Proxy Voting Policies”) and may engage a third party proxy solicitation firm to assist with voting proxies in a timely manner, while the CCO is responsible for monitoring the effectiveness of the Proxy Voting Policies. The Adviser has engaged Broadridge Financial Solutions, Inc. to assist the CCO in carrying out the Trust’s Proxy Voting Policies. The Proxy Voting Policies have been adopted by the Trust as the policies and procedures that the Adviser will use when voting proxies on behalf of the Funds.

The Proxy Voting Policies address, among other things, material conflicts of interest that may arise between the interests of the Funds and the interests of the Adviser. The Proxy Voting Policies will ensure that all issues brought to shareholders are analyzed in light of the Adviser’s fiduciary responsibilities.

In voting to elect board nominees for uncontested seats, the following factors will be taken into account: (i) whether a majority of the company’s directors are independent; (ii) whether key board committees are entirely composed of independent directors; (iii) excessive board memberships and professional time commitments to effectively serve the company’s board; and (iv) the attendance record of incumbent directors at board and committee meetings.

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Equity compensation plans will also be reviewed on a case-by-case basis based upon their specific features. For example, stock option plans will be evaluated using criteria such as: (i) whether the plan is performance-based; (ii) dilution to existing shareholders; (iii) the cost of the plan; (iv) whether discounted options are allowed under the plan; (v) whether the plan authorizes the repricing of options or reload options without shareholder approval; and (vi) the equity overhang of all plans. Similarly, employee stock purchase plans generally will be supported under the guidelines upon consideration of factors such as (i) whether the plan sets forth adequate limits on share issuance; (ii) whether participation limits are defined; and (iii) whether discounts to employees exceed a threshold amount.

The Proxy Voting Policies provide for review and vote on shareholder proposals on a case-by-case basis. In accordance with this approach, these guidelines support a shareholder proposal upon the compelling showing that it has a substantial economic impact on shareholder value. As such, proposals that request that the company report on environmental, labor or human rights issues are only supported when such concerns pose a substantial risk to shareholder value.

With regard to voting proxies of foreign companies, the Adviser may weigh the cost of voting, and potential inability to sell the securities (which may occur during the voting process), against the benefit of voting the proxies to determine whether or not to vote.

Information on how each Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1‑844‑383‑6477 and (2) on the SEC’s website at www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

ETF Managers Group LLC, a Delaware limited liability company located at 30 Maple Street, 2nd Floor, Summit, New Jersey 07901, serves as the investment adviser to the Funds. The Adviser is a wholly-owned subsidiary of Exchange Traded Managers Group, LLC, an entity controlled by Samuel Masucci, III, the Adviser’s Chief Executive Officer and a Trustee and Chairman of the Board of the Trust.

The Trust and the Adviser have entered into an investment advisory agreement (the “Advisory Agreement”) with respect to the Funds. Under the Advisory Agreement, the Adviser serves as the investment adviser, makes investment decisions for the Funds, and manages the investment portfolios of the Funds, subject to the supervision of, and policies established by, the Board. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligation and duties under the Advisory Agreement.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of each Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” or of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to each Fund, by a majority of the outstanding voting securities of each Fund, or by the Adviser on not more than 60 days’ nor less than 30 days’ written notice to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

For its services, the Adviser receives a fee that is based on the average daily net assets of each Fund with the fee for each Fund calculated daily and paid monthly.

Additionally, under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of each Fund, except for: the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses.

For the fiscal periods indicated below, the Funds paid the following management fees to the Adviser:

Fund and Period	Aggregate Advisory Fees Paid to Adviser*
Mobile Payments ETF
Fiscal period July 15, 2015 through September 30, 2015	$6,100
Fiscal year ended September 30, 2016	$59,330

Cyber Security ETF
Fiscal period November 11, 2014 through September 30, 2015	$4,363,012
Fiscal year ended September 30, 2016	$6,187,479
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Fund and Period	Aggregate Advisory Fees Paid to Adviser*
Junior Silver ETF
Fiscal year ended September 30, 2014	$30,000
Fiscal year ended September 30, 2015	$34,035
Fiscal year ended September 30, 2016	$206,882

Drone Economy ETF
Fiscal period March 8, 2016 through September 30, 2016	$16,112

Video Game Tech ETF
Fiscal period March 8, 2016 through September 30, 2016	$15,380

* Prior to May 27, 2016, the Funds were advised by Factor Advisors, LLC, an affiliate of the Adviser and a wholly-owned subsidiary of Exchange Traded Managers Group, LLC. As a result of a Transfer and Assumption Agreement executed between the Adviser and Factor Advisors, LLC, the Adviser assumed all liabilities, obligations, and commitments in connection with each Investment Advisory Agreement between the Trust, on behalf of each Fund, and Factor Advisors, LLC. The amounts reflected in the table above include amounts paid to Factor Advisors, LLC for the period in which it served as investment adviser to the Funds.

Prior to January 1, 2017, Penserra Capital Management, LLC, a New York limited liability company, located at 140 Broadway, 26th Floor, New York, New York 10005, served as sub-adviser to the Mobile Payments ETF, Drone Economy ETF, and Video Game Tech ETF and was compensated by the Adviser. With respect to the Drone Economy ETF and Video Game Tech ETF, Penserra received an annual fee of 0.05% on the first $500 million; 0.04% on the next $500 million, and 0.03% on amounts over $1 billion of the combined average daily net assets of the Funds, calculated daily and paid monthly, subject to a minimum annual fee of $25,000. With respect to the Mobile Payments ETF, Penserra received an annual fee of 0.05% of the average daily net assets of each Fund, calculated daily and paid monthly, subject to a minimum annual fee of $20,000 for each such Fund.

For the period September 1, 2016 through March 31, 2017, Penserra served as sub-adviser to the Cyber Security ETF and was compensated by the Adviser. Penserra received an annual fee of 0.05% of the average daily net assets of the Cyber Security ETF, calculated daily and paid monthly, subject to a minimum annual fee of $20,000. Additionally, for the period April 20, 2016 through August 31, 2016, Penserra served as interim sub-adviser to the Junior Silver ETF. With respect to the interim period, Penserra received an annual fee of 0.05% of the average daily net assets of the Fund, calculated daily and paid monthly, subject to a minimum annual fee of $15,000.

For the fiscal periods indicated below, the Adviser paid the following fees to Penserra:

Fund and Period	Sub-Advisory Fees Paid to Penserra
Mobile Payments ETF
Fiscal period July 15, 2015 through September 30, 2015	$4,219
Fiscal year ended September 30, 2016	$20,000

Cyber Security ETF
Fiscal period November 11, 2014 through September 30, 2015	$291,321
Fiscal year ended September 30, 2016	$412,499

Drone Economy ETF
Fiscal period March 8, 2016 through September 30, 2016	$14,003

Video Game Tech ETF
Fiscal period March 8, 2016 through September 30, 2016	$14,003

Junior Silver ETF
April 21, 2016 through August 31, 2016	$10,084

Prior to April 20, 2016, Esposito Partners, LLC, a Delaware limited liability company, located at 300 Crescent Court, Suite 650, Dallas, Texas 75201, served as the investment sub-adviser to the Junior Silver ETF. Mark Esposito owned a controlling interest in both Esposito Partners, LLC, and Esposito Securities, LLC, a registered broker-dealer. For its services, Esposito Partners, LLC received a fee that was equal to the greater of (1) $15,000 per annum or (2) 0.05% per annum of the average daily net assets of the Junior Silver ETF, calculated daily and paid monthly.

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Fund and Period	Sub-Advisory Fees Paid
Junior Silver ETF
Fiscal year ended September 30, 2014	$15,000
Fiscal year ended September 30, 2015	$15,000
Fiscal year ended September 30, 2016	$8,258

THE PORTFOLIO MANAGERS

This section includes information about the Funds’ portfolio managers, including information about other accounts managed, the dollar range of Shares owned and compensation.

Portfolio Manager Compensation. Messrs. Collins and Trampe are the portfolio managers of the Funds. Their portfolio management compensation includes a salary and discretionary bonus based on the profitability of the Adviser. No compensation is directly related to the performance of the underlying assets.

Portfolio Manager Fund Ownership. As of December 31, 2016, Messrs. Collins and Trampe did not own Shares of any of the Funds.

Other Accounts
Mr. Trampe did not manage any other accounts for the Adviser as of December 31, 2016. Mr. Collins managed the following other accounts for the Adviser as of December 31, 2016.

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (millions)	Total Number of Accounts with Performance Based Fees	Total Assets of Accounts with Performance Based Fees (millions)
Registered Investment Companies	3	$52.9	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Description of Material Conflicts of Interest. The portfolio managers’ management of “other accounts” is not expected to give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objectives as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include a portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Funds he manages. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Adviser manages are fairly and equitably allocated.

THE DISTRIBUTOR

The Trust and ETFMG Financial LLC, an affiliate of the Adviser, are parties to a distribution agreement (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Trust’s shares and distributes the shares of the Fund. Shares are continuously offered for sale by the Distributor only in Creation Units. Each Creation Unit is made up of 50,000 Shares. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Fund Shares. The principal business address of the Distributor is 30 Maple Street, Summit, New Jersey 07901.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor will deliver a prospectus to authorized participants purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the “Exchange Act”) and a member of FINRA.

Upon direction from the Trust, the Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below) or DTC Participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of each Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.
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Distribution Plan. The Trust has adopted a Distribution Plan (the “Plan”) with respect to each series other than the Junior Silver ETF in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. No distribution fees are currently charged to the Fund; there are no plans to impose these fees.

Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of any class of the Funds that is affected by such increase. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

The Plan provides that Shares (“Shares”) of the Funds, other than the Junior Silver ETF, pay the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations and insurance companies including, without limit, investment counselors, broker-dealers and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the FINRA rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, each Fund, other than the Junior Silver ETF, is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing or arranging for others to provide shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (i) delivering copies of a Fund’s then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (ii) marketing and promotional services, including advertising; (iii) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of a Fund; (iv) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of a Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Fund; (v) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies and investment counselors, broker-dealers, mutual fund supermarkets and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (vi) facilitating communications with beneficial owners of Shares, including the cost of providing (or paying others to provide) services to beneficial owners of Shares, including, but not limited to, assistance in answering inquiries related to Shareholder accounts, and (vi) such other services and obligations as are set forth in the Distribution Agreement.

THE ADMINISTRATOR

The Trust and U.S. Bancorp Fund Services, LLC (the “Administrator”) have entered into an administration agreement (the “Administration Agreement”), under which the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for the Funds whereby the Administrator provides certain shareholder services to the Funds. The principal business address of the Administrator is 615 East Michigan Street, Milwaukee, Wisconsin 53202.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

For its services under the Administration Agreement, the Administrator is entitled to a fee based on the average daily net assets of each Fund and subject to a minimum annual fee.

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The Adviser is responsible for paying the Administrator its fee under the Administration Agreement. Any decrease in the Administrator’s fee will decrease the amount the Adviser is obligated to pay to the Administrator.

For the fiscal periods indicated below, the Adviser paid the following fees to the Administrator:

Fund and Period	Fees Paid to the Administrator
Mobile Payments ETF
Fiscal period July 15, 2015 through September 30, 2015	$3,225
Fiscal year ended September 30, 2016	$17,018

Cyber Security ETF
Fiscal period November 11, 2014 through September 30, 2015	$270,942
Fiscal year ended September 30, 2016	$413,316

Junior Silver ETF
Fiscal year ended September 30, 2014	$50,334
Fiscal year ended September 30, 2015	$62,605
Fiscal year ended September 30, 2016	$32,032

Drone Economy ETF
Fiscal period March 8, 2016 through September 30, 2016	$15,490

Video Game Tech ETF
Fiscal period March 8, 2016 through September 30, 2016	$13,783

THE CUSTODIAN

U.S. Bank National Association (the “Custodian”), Custody Operations, 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the custodian of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act.

THE TRANSFER AGENT

U.S. Bancorp Fund Services, LLC (the “Transfer Agent”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ transfer agent and dividend disbursing agent under a transfer agency agreement with the Trust.

LEGAL COUNSEL

Sullivan & Worcester LLP, 1666 K Street NW, Washington, DC 20006, serves as legal counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

WithumSmith + Brown, PC, with offices located at 1411 Broadway, 9th Floor, New York, New York, 10018, serves as the independent registered public accounting firm for the Funds.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund. Each share of a fund represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. Each fund’s shares, when issued, are fully paid and non-assessable.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Upon the written request of shareholders owning at least 10% of the Trust’s shares, the Trust will call for a meeting of shareholders to consider the removal of one or more trustees and other certain matters. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.
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Under the Declaration of Trust, the Trustees have the power to liquidate each fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if any fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for the Funds is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These services may be more beneficial to certain Funds or accounts of the Adviser than to others. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of the Funds’ shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. Best execution is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser will also use electronic crossing networks (“ECNs”) when appropriate.

The Adviser does not currently use the Funds’ assets for, or participate in, any third party soft dollar arrangements, although the Adviser may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser does not “pay up” for the value of any such proprietary research.

The Adviser is responsible, subject to oversight by the Board, for placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Funds and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price.

The Funds may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

For the fiscal periods indicated below, the Funds paid the following amounts in brokerage commissions:

Fund and Period	Brokerage Commissions
Mobile Payments ETF
Fiscal period July 15, 2015 through September 30, 2015	$219
Fiscal year ended September 30, 2016	$3,122

Cyber Security ETF
Fiscal period November 11, 2014 through September 30, 2015	$375,769
Fiscal year ended September 30, 2016	$317,113
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Fund and Period	Brokerage Commissions
Junior Silver ETF
Fiscal year ended September 30, 2014	$6,167
Fiscal year ended September 30, 2015	$17,488
Fiscal year ended September 30, 2016	$69,110

Drone Economy ETF
Fiscal period March 8, 2016 through September 30, 2016	$811

Video Game Tech ETF
Fiscal period March 8, 2016 through September 30, 2016	$1,129

Of the above amounts, the following amounts were paid to the affiliated broker-dealers listed below for the fiscal periods indicated below:

Fund and Period	Affiliated Broker
Mobile Payments ETF	Penserra Securities, LLC
Commissions Paid fiscal period July 15, 2015 through September 30, 2015	$0
Commissions Paid fiscal year ended September 30, 2016	$1,385
% of Aggregate Commissions fiscal year ended September 30, 2016	44.37%
% of Aggregate Dollar Amounts of Transactions fiscal year ended September 30, 2016	48.26%

Cyber Security ETF	Penserra Securities, LLC
Commissions Paid fiscal period November 11, 2014 through September 30, 2015	$10,092
Commissions Paid fiscal year ended September 30, 2016	$20,325
% of Aggregate Commissions fiscal year ended September 30, 2016	6.41%
% of Aggregate Dollar Amounts of Transactions fiscal year ended September 30, 2016	6.01%

Junior Silver ETF	Penserra Securities, LLC
Commissions Paid fiscal year ended September 30, 2016	$14,992
% of Aggregate Commissions fiscal year ended September 30, 2016	21.69%
% of Aggregate Dollar Amounts of Transactions fiscal year ended September 30, 2016	23.71%

Junior Silver ETF	Esposito Securities, LLC
Commissions Paid fiscal year ended September 30, 2014	$3,538
Commissions Paid fiscal year ended September 30, 2015	$14,482
Commissions Paid fiscal year ended September 30, 2016	$8,897
% of Aggregate Commissions fiscal year ended September 30, 2016	12.87%
% of Aggregate Dollar Amounts of Transactions fiscal year ended September 30, 2016	3.06%

Drone Economy ETF	Penserra Securities, LLC
Commissions Paid fiscal period March 8, 2016 through September 30, 2016	$435
% of Aggregate Commissions fiscal period March 8, 2016 through September 30, 2016	53.63%
% of Aggregate Dollar Amounts of Transactions fiscal period March 8, 2016 through September 30, 2016	42.59%

Video Game Tech ETF	Penserra Securities, LLC
Commissions Paid fiscal period March 8, 2016 through September 30, 2016	$416
% of Aggregate Commissions fiscal period March 8, 2016 through September 30, 2016	36.79%
% of Aggregate Dollar Amounts of Transactions fiscal period March 8, 2016 through September 30, 2016	36.36%

Brokerage with Fund Affiliates. The Funds may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Funds, the Adviser, or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

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Securities of “Regular Broker-Dealer.” The Funds are required to identify any securities of their “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares. For the fiscal year ended September 30, 2016, Mobile Payments ETF, Junior Silver ETF, and Cyber Security ETF did not hold any securities of “regular broker dealers” to report. For the fiscal period March 8, 2016 through September 30, 2016 Drone Economy ETF and Video Game ETF did not hold any securities of “regular broker dealers” to report.

PORTFOLIO TURNOVER RATES

Portfolio turnover rates may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon the Advisers knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

BOOK ENTRY ONLY SYSTEM

Depositary Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC’s Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names, and will not receive or be entitled to physical delivery of share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
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The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in the Funds’ shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Funds at any time by giving reasonable notice to the Funds and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Funds shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the applicable Exchange.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund.

The Trust does not have any information regarding the record or beneficial ownership of shares held in the names of DTC participants, as DTC has not provided the Trust with access to the information.

PURCHASE AND ISSUANCE OF SHARES IN CREATION UNITS

The Trust issues and sells Shares of the Funds only in Creation Units on a continuous basis through the Distributor, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The NAV of each Fund’s shares is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4:00 p.m., Eastern Time. The Funds will not issue fractional Creation Units. A Business Day is any day on which the New York Stock Exchange is generally open for business.

Fund Deposit. The consideration for purchase of a Creation Unit of the Funds generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit, constituting a substantial replication, or a portfolio sampling representation, of the securities included in each Fund’s Underlying Index and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, the Funds may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The “Cash Component” is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Funds, through the National Securities Clearance Corporation (the “NSCC”), make available on each Business Day, immediately prior to the opening of business on the applicable Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund. Such Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for the Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of a Fund’s Underlying Index.

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The Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The Trust also reserves the right to include or remove Deposit Securities from the basket in anticipation of index rebalancing changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject Index being tracked by a Fund or resulting from certain corporate actions.

Procedures for Purchase of Creation Units. To be eligible to place orders with the Distributor to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “BOOK ENTRY ONLY SYSTEM”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the Creation Transaction Fee (defined below) and any other applicable fees and taxes. The Adviser may retain all or a portion of the Transaction Fee to the extent the Adviser bears the expenses that otherwise would be borne by the Trust in connection with the purchase of a Creation Unit, which the Transaction Fee is designed to cover.

All orders to purchase Shares directly from a Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order, (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the applicable Exchange closes earlier than normal, the Funds may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which the Funds’ investments are primarily traded is closed, the Funds will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. With respect to the Funds, the Distributor will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent, and acceptance by the Distributor, by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of a Fund or its agents by no later than the Settlement Date. The “Settlement Date” for the Fund is generally the third Business Day (second Business Day for orders placed on or after September 5, 2017) after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system or through DTC in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the then current NAV of a Fund.

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The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m. Eastern time (as set forth on the applicable order form) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to a Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Issuance of a Creation Unit. Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian or sub-custodians, the Distributor and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the third Business Day (second Business Day for orders placed on or after September 5, 2017) following the day on which the purchase order is deemed received by the Distributor. However, as discussed in Appendix A, the Funds reserve the right to settle Creation Unit transactions on a basis other than the third Business Day (second Business Day for orders placed on or after September 5, 2017) following the day on which the purchase order is deemed received by the Distributor in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. The Authorized Participant shall be liable to a Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a Transaction Fee as set forth below under “Creation Transaction Fee” will be charged in all cases. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units. The Trust reserves the absolute right to reject an order for Creation Units transmitted to it by the Distributor in respect of a Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of a Fund; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to a Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (h) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

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All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. A purchase (i.e., creation) transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units, and investors may be required to pay a creation transaction fee regardless of the number of Creation Units created in the transaction. A Fund may adjust the creation transaction fee from time to time. The standard fixed creation transaction fee for each Fund can be found in the table below, which also shows the maximum variable fee that will be charged on all cash transactions or substitutes for Creation Units as a percentage of the value of the Creation Units subject to the transaction.

Fund	Fixed Creation Transaction Fee	Maximum Variable Transaction Fee
Mobile Payments ETF	$300	2%
Cyber Security ETF	$750	2%
Junior Silver ETF	$750	2%
Drone Economy ETF	$750	2%
Video Game Tech ETF	$750	2%

The variable charge may be imposed for cash purchases, non-standard orders, or partial cash purchases incurred by a Fund, primarily designed to cover expenses related to broker commissions. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from a Fund. Because a Fund’s shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from a Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with a Fund’s Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption. Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF THE FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Funds, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the applicable Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of each Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

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Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of the Funds, redemption proceeds for a Creation Unit will consist of Fund Securities — as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee as set forth below. In the event that the Fund Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

Redemption of Transaction Fee. A redemption transaction fee, payable to the Funds’ custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units, and investors will be required to pay a fixed redemption transaction fee regardless of the number of Creation Units created in the transaction, as set forth in the Funds’ Prospectus, as may be revised from time to time. The redemption transaction fee is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. A Fund may adjust the redemption transaction fee from time to time. The standard fixed redemption transaction fee for the Funds can be found in the table below, which also shows the maximum variable fee that will be charged on all cash transactions or substitutes for Creation Units as a percentage of the value of the Creation Units subject to the transaction.

Fund	Fixed Redemption Transaction Fee	Maximum Variable Transaction Fee
Mobile Payments ETF	$300	2%
Cyber Security ETF	$750	2%
Junior Silver ETF	$750	2%
Drone Economy ETF	$750	2%
Video Game Tech ETF	$750	2%

The variable charge may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) incurred by a Fund, primarily designed to cover expenses related to broker commissions. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to the time as set forth in the Participant Agreement. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures. In connection with taking delivery of shares of Fund Securities upon redemption of Creation Units, the Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within three business days of the trade date (two business days of the trade date for orders placed on or after September 5, 2017). However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds may take longer than three Business Days (two Business Days for orders placed on or after September 5, 2017) after the day on which the redemption request is received in proper form. Appendix A identifies the instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of the Funds, the Trust will make delivery of in-kind redemption proceeds within the number of days stated in Appendix A to be the maximum number of days necessary to deliver redemption proceeds. If neither the redeeming Shareholder nor the Authorized Participant acting on behalf of such redeeming Shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming Shareholders will be required to receive its redemption proceeds in cash.

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In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of a Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities).

A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in net asset value

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and a Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer” (“QIB”), as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Fund Securities.

Because the portfolio securities of the Funds may trade on the relevant exchange(s) on days that the applicable Exchange is closed or are otherwise not Business Days for the Funds, shareholders may not be able to redeem their shares of a Fund, or to purchase or sell shares of a Fund on the Exchange, on days when the NAV of a Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to the Funds (1) for any period during which the applicable Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Funds or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Required Early Acceptance of Orders. Notwithstanding the foregoing, as described in the Participant Agreement and/or applicable order form, a Fund may require orders to be placed up to one or more business days prior to the trade date, as described in the Participant Agreement or the applicable order form, in order to receive the trade date’s net asset value. Orders to purchase Shares of a Fund that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) that the equity markets in the relevant foreign market are closed will not be accepted. Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular business day, as described in the Participant Agreement and the order form.

 DETERMINATION OF NET ASSET VALUE

Net asset value per Share for a Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining net asset value. The net asset value of a Fund is calculated by the Custodian and determined at the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

In calculating a Fund’s net asset value per Share, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published net asset value per share. The Adviser may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

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In the event that current market valuations are not readily available or such valuations do not reflect current market value, the Trust’s procedures require the Fair Value Committee to determine a security’s fair value if a market price is not readily available. In determining such value the Fair Value Committee may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates, market indices, and prices from a Fund’s index provider). In these cases, a Fund’s net asset value may reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s net asset value and the prices used by the Fund’s Underlying Index. This may result in a difference between a Fund’s performance and the performance of the Fund’s Underlying Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies. Dividends from net investment income, if any, are declared and paid quarterly by the Funds. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Funds may make distributions on a more frequent basis for the Funds to improve index tracking or to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a Fund.

A Fund may make additional distributions to the extent necessary (i) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of a Fund through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables in order to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of a Fund at NAV per share. Distributions reinvested in additional shares of a Fund will nevertheless be taxable to Beneficial Owners acquiring such additional shares to the same extent as if such distributions had been received in cash.

FEDERAL INCOME TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Funds and their respective shareholders. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Funds or their respective shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

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Regulated Investment Company (RIC) Status. Each Fund will seek to qualify for treatment as a RIC under the Code. Provided that for each tax year the Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least an amount equal to the sum of 90% of the Fund’s net investment income for such year (including, for this purpose, the excess of net realized short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, the Fund itself will not be subject to federal income taxes to the extent the Fund’s net investment income and the Fund’s net realized capital gains, if any, are distributed to the Fund’s shareholders. One of several requirements for RIC qualification is that a Fund must receive at least 90% of the Fund’s gross income each year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund’s business of investing in stock, securities, foreign currencies and net income from an interest in a qualified publicly traded partnership (the “90% Test”). A second requirement for qualification as a RIC is that a Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

Under the Asset Test, a Fund generally may not acquire a security if, as a result of the acquisition, more than 50% of the value of the Fund’s assets would be invested in (a) issuers in which the Fund has, in each case, invested more than 5% of the Fund’s assets and (b) issuers more than 10% of whose outstanding voting securities are owned by the Fund. Because the Underlying Indexes have a relatively small number of constituents, the 5% limitation could affect the Funds’ ability to effectively implement a replication strategy or a representative sampling strategy. As the Funds grow, the 10% limitation might also affect their ability to effectively implement a replication strategy or a representative sampling strategy.

If a Fund fails to satisfy the 90% Test or the Asset Test, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test. In order to qualify for relief provisions for a failure to meet the Asset Test, a Fund may be required to dispose of certain assets. If a Fund fails to qualify for treatment as a RIC for any year, and the relief provisions are not available, all of its taxable income will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although the dividends could be eligible for the dividends received deduction for corporate shareholders and the dividends may be eligible for the lower tax rates available to non-corporate shareholders on qualified dividend income. To requalify for treatment as a RIC in a subsequent taxable year, a Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any taxable year for which the Fund failed to qualify for tax treatment as a RIC. If a Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to pay a Fund-level tax on any net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Funds for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify for treatment as a RIC, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year and certain other late-year losses.

If a Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year.

Each Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least the sum of 98% of its ordinary income for the year, 98.2% of its capital gain net income for the one-year period ending on October 31 of that year, and certain other amounts. Each Fund intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax, but can make no assurances that all such tax liability will be eliminated.

Each Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains generally will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. However, a Fund may determine not to distribute, or determine to defer the distribution of, some portion of its income in non-routine circumstances. If a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax on the amount retained. In that event, a Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by a Fund upon timely filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

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A portion of the net investment income distributions of each Fund may be treated as qualified dividend income (which, for non-corporate shareholders, is generally eligible for taxation at reduced rates). The portion of distributions that a Fund may report as qualified dividend income is generally limited to the amount of qualified dividend income received by the Fund, but if for any Fund taxable year 95% or more of the Fund’s gross income (exclusive of net capital gain from sales of stocks and securities) consists of qualified dividend income, all distributions of such income for that taxable year may be reported as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and other foreign corporations if the stock with respect to which the dividend income is paid is readily tradable on an established securities market in the United States).

In order for some portion of the dividends received by a shareholder to be qualified dividend income, a Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. Distributions reported to Fund shareholders as capital gain dividends will be taxable at the rates applicable to long-term capital gains (generally, at a maximum rate of 20% for non-corporate shareholders), regardless of how long the shareholder has owned the shares. A Fund’s shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to an additional 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Shareholders who have held Fund shares for less than a full year should be aware that the Funds may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of a Fund’s total ordinary income or net capital gain, respectively, actually earned during the period of investment in a Fund.

If a Fund’s distributions for a taxable year exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made for the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and generally result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A sale or exchange of shares in a Fund may give rise to a capital gain or loss. In general, any capital gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the capital gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if substantially identical shares are purchased (through reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will be treated as short-term capital gains or losses.

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The Trust on behalf of the Funds has the right to reject an order for a purchase of shares of the Trust if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a Fund and if, pursuant to Section 351 of the Code, a Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. The Trust reserves the absolute right to reject an order for Creation Units if acceptance of the securities to be exchanged for the Creation Units would have certain adverse tax consequences to a Fund.

Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.

Foreign Investments. Income received by a Fund from sources within foreign countries (including, for example, dividends or interest on stock or securities of non-U.S. issuers) may be subject to withholding and other taxes imposed by such countries. Tax treaties between such countries and the U.S. may reduce or eliminate such taxes in some cases. If as of the end of a Fund’s taxable year more than 50% of the value of the Fund’s assets consist of the securities of foreign corporations, the Fund may elect to permit shareholders who are U.S. citizens, resident aliens, or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their income tax returns for their pro rata portions of qualified taxes paid by the Fund during that taxable year to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, which may result in the shareholder not getting a full credit or deduction for the amount of such taxes. Shareholders who do not itemize deductions on their federal income tax returns may claim a credit, but not a deduction, for such foreign taxes.

Foreign Currency Transactions. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. The gains and losses may increase or decrease the amount of a Fund’s income to be distributed to its shareholders as ordinary income.

Options, Swaps and Other Complex Securities. The Funds may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, transactions treated as straddles for U.S. federal income tax purposes, and futures contracts. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund, cause income or gain to be recognized even though corresponding cash is not received by the Fund, and/or defer the Fund’s ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed by a Fund.

With respect to any investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund may be required to include as part of its current income the imputed interest on such obligations even though the Fund may not have received any interest payments on such obligations during that period. Because a Fund is required to distribute all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income. Those sales may occur at a time when the Advisor would not otherwise have chosen to sell such securities and will generally result in taxable gain or loss.

Back-Up Withholding. The Funds or your broker will be required to withhold (as “backup withholding”) on taxable dividends paid to any shareholder, as well as the proceeds of any redemptions of Creation Units, paid to a shareholder or Authorized Participant who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding;” or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 28%. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. tax liability.

Foreign Shareholders. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Gains from the sale or other disposition of shares of the Funds generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code’s definition of “resident alien” or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

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Ordinary dividends, redemption payments and certain capital gain dividends paid after June 30, 2014 (or in certain cases, after later dates) to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate. Under current IRS guidance, withholding on such payments will begin at different times depending on the type of payment, the type of payee, and whether the shareholder’s account is opened before or after July 1, 2014. Withholding with respect to ordinary dividends began on July 1, 2014 for accounts opened on or after that date and on certain later dates for accounts opened before July 1, 2014. Withholding on redemption payments and certain capital gain dividends is currently scheduled to begin on January 1, 2019. The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

In order for a foreign investor to qualify for an exemption from backup withholding, the foreign investor must comply with special certification and filing requirements. Foreign investors in the Funds should consult their tax advisors in this regard.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance shareholders of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Issues. The Funds may be subject to tax or taxes in certain states where the Funds do business. Furthermore, in those states which have income tax laws, the tax treatment of the Funds and of Fund shareholders with respect to distributions by the Funds may differ from federal tax treatment.

Shareholders are advised to consult their tax advisors concerning their specific situations and the application of state, local and foreign taxes.

FINANCIAL STATEMENTS

The annual report for the Funds for the fiscal period ended September 30, 2016 is a separate document and the financial statements and accompanying notes appearing therein are incorporated by reference into this SAI. You may request a copy of the Funds’ Annual Report at no charge by calling 1‑844‑383‑6477 or through the Funds’ website at www.etfmgfunds.com.

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Appendix A

The Funds generally intend to effect deliveries of Creation Units and portfolio securities on a basis of “T” plus three business days (T plus two business days for orders placed on or after September 5, 2017). The Funds may effect deliveries of Creation Units and portfolio securities on a basis other than T plus three (T plus two for orders placed on or after September 5, 2017) to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three business days of receipt of an order in good form (two business days for orders placed on or after September 5, 2017) is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

The holidays applicable to the Funds during such periods are listed below. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed seven days. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future. Because the portfolio securities of the Funds may trade on days that the Funds’ Exchanges are closed or on days that are not business Days for the Funds, Authorized Participants may not be able to redeem their shares of the Funds, or to purchase and sell shares of the Funds on the applicable Exchange, on days when the NAV of the Funds could be significantly affected by events in the relevant non-U.S. markets, including Saturdays, Sundays, the U.S. holidays listed below, and any other time the applicable Exchange is closed.

The dates of the Regular Holidays in the United States in calendar year 2017 are:

New Year’s Day	January 2, 2017

Martin Luther King, Jr. Day	January 16, 2017

Washington’s Birthday (Presidents’ Day)	February 20, 2017

Good Friday	April 14, 2017

Memorial Day	May 29, 2017

Independence Day	July 4, 2017

Labor Day	September 4, 2017

Thanksgiving Day *	November 23, 2017*

Christmas Day (Observed)	December 25, 2017

* The NYSE, NYSE AMEX and NASDAQ will close trading early (at 1:00 PM ET) on Friday November 24, 2017 (the day after Thanksgiving), and Monday, July 3, 2017.

The dates of the Regular Holidays in calendar year 2017 are:

Australia:
2-Jan	25-Apr	25-Dec
26-Jan	12-Jun	26-Dec
14-Apr	7-Aug
17-Apr	2-Oct

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Austria:
1-Jan	25-May	26-Oct	26-Dec
6-Jan	5-Jun	1-Nov
17-Apr	15-Jun	8-Dec
1-May	15-Aug	25-Dec

Belgium:
1-Jan	25-May	1-Nov
16-Apr	5-Jun	11-Nov
17-Apr	21-Jul	25-Dec
1-May	15-Aug

Brazil:
1-Jan	21-Apr	12-Oct
27-Feb	1-May	2-Nov
28-Feb	15-Jun	15-Nov
14-Apr	7-Sep	25-Dec

Canada:
2-Jan	3-Jul	13-Nov
20-Feb	7-Aug	25-Dec
14-Apr	4-Sep	26-Dec
22-May	9-Oct

Chile:
1-Jan	1-May	15-Aug	27-Oct
14-Apr	21-May	18-Sep	1-Nov
15-Apr	26-Jun	19-Sep	8-Dec
16-Apr	16-Jul	9-Oct	25-Dec

Colombia:
1-Jan	14-Apr	26-Jun	21-Aug	8-Dec
9-Jan	1-May	3-Jul	16-Oct	25-Dec
20-Mar	29-May	20-Jul	6-Nov
13-Apr	19-Jun	7-Aug	13-Nov

Denmark:
1-Jan	17-Apr	5-Jun	31-Dec
13-Apr	12-May	24-Dec
14-Apr	25-May	25-Dec
16-Apr	26-May	26-Dec

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Finland:
1-Jan	1-May	6-Dec	31-Dec
6-Jan	25-May	24-Dec
14-Apr	23-Jun	25-Dec
17-Apr	24-Jun	26-Dec

France:
26-Mar	29-Oct	26-Dec
1-May	25-Dec

Germany:
1-Jan	1-May
26-Mar	29-Oct
14-Apr	25-Dec
17-Apr	26-Dec

Greece:
6-Jan	1-May	26-Dec
27-Feb	5-Jun
14-Apr	15-Aug
17-Apr	25-Dec

Hong Kong:
2-Jan	17-Apr	26-Dec
14-Apr	25-Dec

Hungary:
1-Jan	20-Aug
15-Mar	23-Oct

India:
26-Jan	2-Oct
14-Apr	25-Dec
1-May
15-Aug

Indonesia:
1-Jan
17-Aug
25-Dec

Ireland:
7-Aug	25-Dec	30-Oct	26-Dec

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Israel:
12-Mar	31-May	29-Sep
11-Apr	1-Aug	30-Sep
17-Apr	21-Sep	5-Oct
2-May	22-Sep	12-Oct
The Israeli market is closed every Friday

Italy:
1-Jan	25-Dec
14-Apr	26-Dec
17-Apr
1-May

Japan:
1-Jan	11-Feb	4-May	18-Sep	23-Nov
2-Jan	20-Mar	5-May	23-Sep	23-Dec
3-Jan	29-Apr	17-Jul	9-Oct
9-Jan	3-May	11-Aug	3-Nov

Malaysia:
1-Jan	1-May	16-Sep
1-Feb	31-Aug	25-Dec

Mexico:
1-Jan	14-Apr	20-Nov
6-Feb	1-May	12-Dec
20-Mar	16-Sep	25-Dec
13-Apr	2-Nov

Netherlands:
1-Jan	5-Jun
26-Mar	29-Oct
14-Apr	25-Dec
17-Apr	26-Dec

New Zealand:
2-Jan	6-Feb	5-Jun
3-Jan	14-Apr	23-Oct
23-Jan	17-Apr	25-Dec
30-Jan	25-Apr	26-Dec

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Norway:
13-Apr	17-May	26-Dec
14-Apr	25-May
17-Apr	5-Jun
1-May	25-Dec

Peru:
1-Jan	29-Jun	8-Oct
13-Apr	28-Jul	1-Nov
14-Apr	29-Jul	8-Dec
1-May	30-Aug	25-Dec

Philippines:
1-Jan	1-May	30-Nov
9-Apr	12-Jun	25-Dec
13-Apr	28-Aug	30-Dec
14-Apr	1-Nov	31-Dec

Poland:
1-Jan	1-May	1-Nov	26-Dec
6-Jan	3-May	11-Nov
14-Apr	15-Jun	24-Dec
17-Apr	15-Aug	25-Dec

Portugal:
14-Apr	1-May	26-Dec
17-Apr	25-Dec

Russia:
1-Jan	8-Mar	6-Nov
2-Jan	1-May
7-Jan	9-May
23-Feb	12-Jun

Singapore:
1-Jan	14-Apr	9-Aug
2-Jan	1-May	25-Dec

South Africa:
1-Jan	17-Apr	9-Aug	25-Dec
2-Jan	27-Apr	24-Sep	26-Dec
21-Mar	1-May	25-Sep
14-Apr	16-Jun	16-Dec

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South Korea:
1-Jan	30-Jan	5-May	4-Oct	20-Dec
27-Jan	1-Mar	6-Jun	5-Oct	25-Dec
28-Jan	1-May	15-Aug	6-Oct
29-Jan	3-May	3-Oct	9-Oct

Spain:
13-Apr	25-Jul	8-Dec
14-Apr	15-Aug	25-Dec
1-May	12-Oct
15-Jun	1-Nov

Sweden:
6-Jan	25-May	26-Dec
14-Apr	6-Jun
17-Apr	23-Jun
1-May	25-Dec

Switzerland:
2-Jan	5-Jun
14-Apr	1-Aug
17-Apr	25-Dec
25-May	26-Dec

Taiwan:
1-Jan	10-Oct
28-Feb
5-Apr
1-May

Thailand:
2-Jan	14-Apr	10-May	23-Oct
11-Feb	15-Apr	1-Jul	5-Dec
6-Apr	1-May	10-Jul	11-Dec
13-Apr	5-May	14-Aug

Turkey:
1-Jan	30-Aug
23-Apr	29-Oct
1-May
19-May

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United Kingdom:
2-Jan	1-May	25-Dec
26-Mar	29-May	26-Dec
14-Apr	28-Aug
17-Apr	29-Oct

Redemption: The longest redemption cycle for each Fund is a function of the longest redemption cycle among the countries whose stocks compromise each Fund.

In the calendar year 2017, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycle for each Fund as follows:

Japan:

	Redemption Request Date	Redemption Settlement Date	Settlement Period
	4/28/2017	5/8/2017	9
	5/1/2017	5/9/2017	8
	5/2/2017	5/10/2017	8

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South Africa:

	Redemption Request Date	Redemption Settlement Date	Settlement Period
	4/7/2017	4/18/2017	11
	4/10/2017	4/19/2017	9
	4/11/2017	4/20/2017	9
	4/12/2017	4/21/2017	9
	4/13/2017	4/24/2017	11
	4/20/2017	4/28/2017	8
	4/21/2017	5/2/2017	10
	4/24/2017	5/3/2017	9
	4/25/2017	5/4/2017	9
	4/26/2017	5/5/2017	9
	4/28/2017	5/10/2017	10
	6/12/2017	6/20/2017	8
	6/13/2017	6/21/2017	8
	6/14/2017	6/22/2017	8
	6/15/2017	6/23/2017	8
	8/2/2017	8/10/2017	8
	8/3/2017	8/11/2017	8
	8/4/2017	8/14/2017	10
	8/7/2017	8/15/2017	8
	8/8/2017	8/16/2017	8
	9/18/2017	9/26/2017	8
	9/19/2017	9/27/2017	8
	9/20/2017	9/28/2017	8
	9/21/2017	9/29/2017	8
	9/22/2017	10/2/2017	10
	12/18/2017	12/27/2016	9
	12/19/2017	12/28/2016	9
	12/20/2017	12/29/2016	9
	12/21/2017	1/1/2017	11
	12/22/2017	1/2/2017	11

South Korea:

	Redemption Request Date	Redemption Settlement Date	Settlement Period
	9/29/2017	10/10/2017	10
	10/2/2017	10/11/2017	9

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